U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]

                  Pre-Effective Amendment No.         ___

                  Post-Effective Amendment No.        17

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940         [X]

                  Amendment No.                       18
                        (Check appropriate box or boxes)

                            STADION INVESTMENT TRUST
                     ---------------------------------------
                Exact Name of Registrant as Specified in Charter

               1061 Cliff Dawson Road, Watkinsville, Georgia 30677
      --------------------------------------------------------------------
                    (Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code: (513) 587-3400
                                                    ------------------

                                  Tina H. Bloom
                           Ultimus Fund Solutions, LLC
                          225 Pictoria Drive, Suite 450
                             Cincinnati, Ohio 45246
--------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                  With copy to:
                                -----------------
                            Jeffrey T. Skinner, Esq.
                             Kilpatrick Stockton LLP
                             1001 West Fourth Street
                    Winston-Salem, North Carolina 27101-2400

It is proposed that this filing will become effective: (check appropriate box)
      [X]   immediately upon filing pursuant to paragraph (b);
      [ ]   on _______ pursuant to paragraph (b);
      [ ]   60 days after filing pursuant to paragraph (a)(1);
      [ ]   on (date) pursuant to paragraph (a)(1);
      [ ]   75 days after filing pursuant to paragraph (a)(2); or
      [ ]   on (date) pursuant to paragraph (a)(2) of rule 485.

                                                      [LOGO OMITTED]stadionfunds

                Stadion Managed Portfolio - CUSIP 85235B103, NASDAQ Symbol ETFFX Stadion Core Advantage Portfolio - CUSIP 85235B202, NASDAQ Symbol ETFRX


PROSPECTUS                                                          JUNE 5, 2009
================================================================================

                            STADION MANAGED PORTFOLIO
                        STADION CORE ADVANTAGE PORTFOLIO

                              EACH A SERIES OF THE
                            STADION INVESTMENT TRUST

================================================================================


This prospectus includes information about the STADION MANAGED PORTFOLIO (formerly the PMFM Managed Portfolio Trust) and STADION CORE ADVANTAGE PORTFOLIO (formerly the PMFM Core Advantage Portfolio Trust) (each a "Fund" and collectively, the "Funds") that you should know before investing. This prospectus relates to Class A shares, which is the only class of shares currently offered by the Funds. You should read this prospectus carefully before you invest or send money, and keep it for future reference. For questions or for Shareholder Services, please call 1-866-383-7636.


                               INVESTMENT ADVISOR
                               ------------------


                         STADION MONEY MANAGEMENT, INC.
                             1061 Cliff Dawson Road
                           Watkinsville, Georgia 30677


--------------------------------------------------------------------------------

      These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

--------------------------------------------------------------------------------

TABLE OF CONTENTS
================================================================================

                                                                            PAGE
                                                                            ----

ADVISOR'S INVESTMENT APPROACH..............................................   1

INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS..........................   2

   STADION MANAGED PORTFOLIO...............................................   2

   STADION CORE ADVANTAGE PORTFOLIO........................................   3

   ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS.....................   4

PRINCIPAL RISKS OF INVESTING IN THE FUNDS..................................   5

PERFORMANCE HISTORY........................................................   9

FEES AND EXPENSES OF THE FUNDS.............................................  12

MANAGEMENT OF THE FUNDS....................................................  14

   INVESTMENT ADVISOR......................................................  14

   BOARD OF TRUSTEES.......................................................  16

   ADMINISTRATOR AND TRANSFER AGENT........................................  16

   DISTRIBUTOR AND DISTRIBUTION OF SHARES..................................  17

INVESTING IN THE FUNDS.....................................................  18

   MINIMUM INVESTMENT......................................................  18

   PURCHASE AND REDEMPTION PRICE...........................................  18

   DETERMINING NET ASSET VALUE.............................................  20

   PURCHASING SHARES.......................................................  22

   EXCHANGING SHARES.......................................................  24

   REDEEMING SHARES........................................................  25

   FREQUENT TRADING POLICIES...............................................  28

DISTRIBUTIONS..............................................................  29

FEDERAL TAXES..............................................................  29

FINANCIAL HIGHLIGHTS.......................................................  30

CUSTOMER PRIVACY POLICY....................................................  33

ADDITIONAL INFORMATION...........................................    BACK COVER

ADVISOR'S INVESTMENT APPROACH
================================================================================

In allocating the Funds' assets, the Funds' investment advisor, Stadion Money Management, Inc. (the "Advisor"), uses a proprietary, quantitatively driven asset allocation model to determine a weighted average score for "market risk" based on a combination of factors selected by the Advisor, such as technical and fundamental indicators. Examples of technical and fundamental indicators examined by the Advisor include:

      o     Market breadth;

      o     Trend determination;

      o     Sector analysis;

      o     Interest rates; and

      o     Relative strength/performance.

Based on its allocation model, the Advisor seeks to evaluate the risk levels for different markets and market sectors. For example, the Advisor will use the model to make a quantitative determination of the risk that different markets or market sectors will decline. The Advisor then seeks to participate in markets and market sectors with low risk scores, and seeks to divest investments in markets and market sectors with high risk scores.

To participate in markets and market sectors, the Advisor's investment philosophy emphasizes purchasing exchange-traded funds, or ETFs (see sidebar). The Advisor believes ETFs are a convenient way to invest in both broad market indexes (e.g., the S&P 500, Russell 2000, NASDAQ-100, etc.) and market sector indexes (e.g., healthcare indexes, utilities indexes, real estate indexes, etc.). In general, ETFs may be bought and sold any time on any business day. The Advisor emphasizes active management of cash and cash equivalent positions ("Cash Positions") to remain invested when it believes markets are overvalued or have too high of a risk.

--------------------------------------------------------------------------------
WHAT IS AN EXCHANGE-TRADED FUND (ETF)? An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index, such as the S&P 500. ETFs are traded on a securities exchange (e.g., the American Stock Exchange) based on their market value. An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses. Therefore, ETF shareholders pay their proportionate share of these expenses.
--------------------------------------------------------------------------------

Each of the Funds applies the Advisor's general investment approach by investing primarily in ETFs and Cash Positions. However, each Fund is designed for different types of investors, as described below:

      o STADION MANAGED PORTFOLIO (the "Managed Fund") is more conservative than the Stadion Core Advantage Portfolio (the "Core Advantage Fund"). Therefore, the Managed Fund generally will move out of markets and market sectors before the Core Advantage Fund when the Advisor's analysis and allocation model suggests those markets or market sectors have become or are becoming risky. Likewise, the Managed Fund generally will invest in markets or market sectors after the Core Advantage Fund when the Advisor's analysis and allocation model suggests that those markets or market sectors have become or are becoming low risk and offer opportunities for growth.

      o STADION CORE ADVANTAGE PORTFOLIO (the "Core Advantage Fund") uses a "core-satellite" approach by normally investing approximately 50% of its assets in equity indexes (the "core" position), and actively investing the other 50% in equity indexes, bond indexes or Cash Positions (the "satellite" position), as determined by the Advisor. The core position will be invested in broad-based U.S. market indexes, market sector indexes, or international market indexes, but the selected indexes and allocation between the different indexes will change from time to time based on the Advisor's analysis and allocation models. The satellite position will be more flexible than the core position, and may be invested in market sector positions (equity or bond indexes) or Cash Positions, based upon an allocation model and risk-based ranking system similar to that used for the Managed Fund, but with a primary focus on investments in market sectors and the use of sector rotation and Cash Positions.

The Funds' investment objectives, principal investment strategies, principal risks of investing, and fees and expenses are described in greater detail on the following pages.

INVESTMENT OBJECTIVES AND STRATEGIES OF THE FUNDS
================================================================================

STADION MANAGED PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Managed Fund is to seek long-term capital appreciation, while maintaining a secondary emphasis on capital preservation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Managed Fund invests primarily in ETFs and Cash Positions. As explained above, the Managed Fund will generally sell interests or reduce investment exposure in equity or bond markets or market sectors before the Core Advantage Fund when the Advisor's asset allocation model and risk analysis indicates that such markets have become or are becoming risky. Therefore, the Managed Fund will generally buy interests or increase investment exposure in stock market index-based ETFs, sector-based ETFs, and similar securities after the Core Advantage Fund when the Advisor's asset allocation model and risk analysis indicates that they are at low risk of losing value and present opportunities for growth.

In general, the Managed Fund will be substantially invested in ETFs tracking equity markets or market sectors when the Advisor believes its asset allocation model indicates that the applicable market or sector is likely to appreciate. The Managed Fund may be substantially invested in fixed-income ETFs, Cash Positions, and similar securities when the Advisor believes its asset allocation model indicates significant risks in the equity markets of losing value.

STADION CORE ADVANTAGE PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the Core Advantage Fund is to seek capital appreciation. The Fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Core Advantage Fund invests primarily in ETFs and Cash Positions. As explained above, the Core Advantage Fund utilizes a core and satellite investment strategy. The Core Advantage Fund will invest generally as follows:

      o THE CORE POSITION. Approximately 50% of the Core Advantage Fund's assets will be invested in broad-based market index positions, such as the S&P 500 Index, the Russell 2000 Index, the S&P 400 Mid-Cap Index, the Dow Jones Industrial Index, and the EAFE (Europe, Australia and Far East) Index or market sector indexes, such as healthcare, utilities, real estate, financial or technology indexes. These indexes are designed to reflect the performance of different types of markets (e.g., the U.S. equity market or foreign markets) or sectors of the market. Through the core position, the Core Advantage Fund will be exposed to the performance of selected U.S. or international equity markets as a whole, or sector indexes. The percentage of the Core Advantage Fund invested in different broad-based market or market sector indexes may change from time to time as the Advisor deems appropriate or necessary based on its analysis and allocation models.

      o THE SATELLITE POSITION. Approximately 50% of the Core Advantage Fund's assets will be invested primarily in market sector index positions and Cash Positions using an allocation model and risk-based ranking system similar to that used for the Managed Fund. The satellite position will not be designed to hedge the core position; however, some investment positions may hedge, or have the effect of hedging, a portion of the core position from time to time.

The Core Advantage Fund will seek to blend the benefits of the market exposure gained through remaining invested in broad-based market or market sector indexes in varying market conditions with the benefits of an actively managed market-sector and Cash Position rotation investing strategy. Under this approach, generally one half of the Core Advantage Fund will be invested in broad-based U.S. and international market indexes or market sector indexes and one half of the Core Advantage Fund will be actively managed in market sector positions and Cash Positions selected by the Advisor in an attempt to outperform the equity markets.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

Each Fund may invest in any type of ETF, including index based ETFs, sector based ETFs, and fixed income ETFs. Each Fund may hold ETFs with portfolios comprised of domestic or foreign stocks or bonds or any combination thereof. However, due to legal limitations, the Funds will be prevented from purchasing more than 3% of an ETF's outstanding shares unless: (i) the ETF or the Funds have received an order for exemptive relief from the 3% limitation from the Securities and Exchange Commission ("SEC") that is applicable to the Funds; and
(ii) the ETF and the Funds take appropriate steps to comply with any conditions in such order.

In cases where these legal limits prevent a Fund from buying a particular ETF, the Fund may instead invest in a similar index or sector-based mutual fund or other investment company ("Other Investment Companies"), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets"). Each Fund may also invest in Other Investment Companies or Stock Baskets when the Advisor believes they represent more attractive opportunities than similar ETFs. In addition, the Funds may invest in all types of Cash Positions, such as money market instruments, U.S. Government obligations, commercial paper, repurchase agreements, and other cash or cash equivalent positions.

While the primary focus of the Managed Fund and the satellite portion of the Core Advantage Fund is allocation of their assets among ETFs and Cash Positions, each Fund has the flexibility to invest in equity securities and other types of securities when the Advisor believes they offer more attractive opportunities. Accordingly, the Funds may hold positions in common stocks of domestic and foreign companies and corporate and/or government bonds from time to time. In addition, as part of its principal investment strategy, each Fund may invest up to 100% of its portfolio in Cash Positions.

TEMPORARY DEFENSIVE POSITIONS. Each of the Funds may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. In such circumstances, the applicable Fund may also hold up to 100% of its portfolio in Cash Positions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

ADDITIONAL INFORMATION. Whether the Funds are an appropriate investment for an investor will depend largely on his or her financial resources and individual investment goals and objectives. Investors who engage in short-term trading and/or other speculative strategies and styles will not find the Funds to be an appropriate investment vehicle if they want to invest in the Funds for a short period of time.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
================================================================================

An investment in either Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that either Fund will be successful in meeting its investment objective. Generally, the Funds will be subject to the following additional risks:

MARKET RISK: Market risk refers to the risk that the value of securities in the Funds' portfolios may decline due to daily fluctuations in the securities markets generally. Each Fund's performance per share will change daily based on many factors, including fluctuation in interest rates, the quality of the instruments in the Fund's investment portfolio, national and international economic conditions, and general equity market conditions. In a declining stock market, stock prices for all companies (including those in the Funds' portfolios) may decline, regardless of their long-term prospects.

MANAGEMENT STYLE RISK: The share price of each Fund changes daily based on the performance of the securities in which it invests. The ability of the Funds to meet their investment objectives is directly related to the Advisor's allocation of the Funds' assets. The Advisor's judgments about the attractiveness, value, and potential appreciation of particular investments in which the Funds invest may prove to be incorrect and there is no guarantee that the Advisor's judgment will produce the desired results. In addition, the Advisor may allocate the Funds' assets so as to under-emphasize or over-emphasize investments under the wrong market conditions, in which case the Funds' value may be adversely affected.

RISKS RELATED TO "FUND OF FUNDS" STRUCTURE: Each Fund is a "fund of funds." The term "fund of funds" is typically used to describe investment companies, such as the Funds, whose primary investment strategy involves investing in other investment companies, such as ETFs and Other Investment Companies. Under the Investment Company Act of 1940 (the "1940 Act"), the Funds may not acquire shares of an ETF or other investment company if, immediately after such acquisition, the Funds and their affiliated persons would hold more than 3% of the ETF's or investment company's total outstanding shares unless (i) the ETF or the Funds have received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Funds; and (ii) the ETF and the Funds take appropriate steps to comply with any conditions in such order. Accordingly, the 3% limitation may prevent the Funds from allocating their investments in the manner the Advisor considers optimal, or cause the Advisor to select Other Investment Companies, Stock Baskets or other equity securities as alternatives to the investment the Advisor considers optimal.

Since each Fund is a "fund of funds," your cost of investing in the Funds will generally be higher than the cost of investing directly in ETFs or other investment company shares. By investing in a Fund, you will indirectly bear fees and expenses charged by the underlying ETFs and investment companies in which the Fund invests in addition to the Fund's direct fees and expenses. Furthermore, the use of a fund of funds structure could affect the timing, amount, and character of distributions to you and therefore may increase the amount of taxes payable by you. The Funds are best suited for long-term investors.

RISKS RELATED TO ETF NAV AND MARKET PRICE: The market value of an ETF's shares may differ from its net asset value ("NAV"). This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF trades at a premium or discount to its NAV.

SECTOR RISK: Another area of risk involves the potential focus of a Fund's assets in securities of a particular sector. Sector risk is the possibility that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Funds may invest in more heavily will vary.

TRACKING RISK: Investment in each Fund should be made with the understanding that the ETFs and Other Investment Companies in which the Funds invest will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs and Other Investment Companies in which the Funds invest will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs or Other Investment Companies may, from time to time, temporarily be unavailable, which may further impede the ETFs' and Other Investment Companies' ability to track their applicable indices.

FIXED INCOME RISK: There are risks associated with the potential investment of a Fund's assets in fixed income investments, which include credit risk, interest risk, and maturity risk. These risks could affect the value of a particular investment by a Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments. Additional information about fixed income risks can be found in the Funds' Statement of Additional Information ("SAI").

FOREIGN SECURITIES RISK: Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Funds, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional information about foreign securities risk can be found in the SAI.

RISKS RELATED TO PORTFOLIO TURNOVER: Portfolio turnover is a ratio that indicates how often the securities in a mutual fund's portfolio change during a year's time. A higher portfolio turnover indicates a greater number of changes, and a lower portfolio turnover indicates a smaller number of changes. The Funds may sell portfolio securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or changing market conditions. Since portfolio turnover may involve paying brokerage commissions and other transaction costs, there could be additional expenses for the Funds. High rates of portfolio turnover could lower performance of the Funds due to increased costs and may also result in the realization of capital gains. If the Funds realize capital gains when they sell their portfolio investments, they must generally distribute those gains to shareholders, increasing their taxable distributions. High rates of portfolio turnover in a given year would likely result in short-term capital gains and shareholders are taxed on short-term capital gains at ordinary income tax rates. Under normal circumstances, the anticipated portfolio turnover rate for each Fund is expected to be significantly greater than 100%.

SMALL CAPITALIZATION COMPANIES RISK: Each Fund may, at any given time, invest a significant portion of its assets in securities with small capitalization (i.e., companies with less than $1 billion in capitalization). Investing in the securities of small capitalization companies generally involves greater risk than investing in larger, more established companies. The securities of small companies usually have more limited marketability and therefore may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because small companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Small companies often have limited product lines, markets, or financial resources and lack management depth, making them more susceptible to market pressures. Small capitalization companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies.

PERFORMANCE HISTORY
================================================================================

STADION MANAGED PORTFOLIO

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Managed Fund by showing the changes in the performance of the Fund's Class A shares for each full calendar year since their commencement of operations, and by showing how the average annual total returns of the Fund's Class A shares compare with those of a broad measure of market performance. The Managed Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              CALENDAR YEAR RETURNS

                               [BAR CHART OMITTED]

                                  2007   7.59%
                                  2008  -5.77%

      * The bar chart does not reflect sales charges or the impact of any taxes. If it did, returns would have been less than those shown.

      o During the period shown in the bar chart above, the highest return for a calendar quarter was 4.82% (quarter ended June 30, 2007).

      o During the period shown in the bar chart above, the lowest return for a calendar quarter was -2.98% (quarter ended June 30, 2008).

      o The 2009 calendar year-to-date total return was -2.84% through March 31, 2009.

The table below shows how the average annual total returns of the Managed Fund's Class A shares compare to those of the S&P 500 Index and to a blend of 80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index. The table also presents the impact of taxes on the Managed Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Managed Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -
CLASS A SHARES (FOR PERIODS ENDED             1 YEAR          SINCE INCEPTION
DECEMBER 31, 2008)(1)                                       (SEPTEMBER 15, 2006)
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                           -11.22%               0.90%

RETURN AFTER TAXES ON DISTRIBUTIONS           -11.38%              -0.81%

RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                     -7.29%              -0.18%
--------------------------------------------------------------------------------
S&P 500 INDEX(2)                              -37.00%             -13.45%

80% S&P 500 INDEX/20%
   BARCLAYS CAPITAL U.S.
   AGGREGATE BOND INDEX(2)                    -30.76%             -11.79%
--------------------------------------------------------------------------------

(1) Returns for the Managed Fund reflect the deduction of the maximum front-end sales load of 5.75%.

(2) The S&P 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Barclays Capital U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. You cannot invest directly in these indices. These indices do not pay any commissions, expenses, or taxes.

STADION CORE ADVANTAGE PORTFOLIO

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Core Advantage Fund by showing the changes in the performance of the Fund's Class A shares for each full calendar year since their commencement of operations, and by showing how the average annual total returns of the Fund's Class A shares compare with those of a broad measure of market performance. The Core Advantage Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

                              CALENDAR YEAR RETURNS

                              [BAR CHART OMITTED]

                                 2007    6.98%
                                 2008  -23.29%

      * The bar chart does not reflect sales charges or the impact of any taxes. If it did, returns would have been less than those shown.

      o During the period shown in the bar chart above, the highest return for a calendar quarter was 5.94% (quarter ended June 30, 2007).

      o During the period shown in the bar chart above, the lowest return for a calendar quarter was -12.46% (quarter ended December 31, 2008).

      o The 2009 calendar year-to-date total return was -7.73% through March 31, 2009.

The table below shows how the average annual total returns of the Core Advantage Fund's Class A shares compare to those of the S&P 500 Index and to a blend of 80% S&P 500 Index/20% Barclays Capital U.S. Aggregate Bond Index. The table also presents the impact of taxes on the Core Advantage Fund's returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold Core Advantage Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS -
CLASS A SHARES (FOR PERIODS ENDED                              SINCE INCEPTION
DECEMBER 31, 2008)(1)                         1 YEAR        (SEPTEMBER 15, 2006)
--------------------------------------------------------------------------------
RETURN BEFORE TAXES                           -27.70%              -7.82%

RETURN AFTER TAXES ON DISTRIBUTIONS           -27.70%              -8.14%

RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                    -17.99%              -6.64%
--------------------------------------------------------------------------------
S&P 500 INDEX(2)                              -37.00%             -13.45%

80% S&P 500 INDEX/20%
   BARCLAYS CAPITAL U.S.
   AGGREGATE BOND INDEX(2)                    -30.76%             -11.79%
--------------------------------------------------------------------------------

(1) Returns for the Core Advantage Fund reflect the deduction of the maximum front-end sales load of 5.75%.

(2) The S&P 500 Index is a widely recognized, unmanaged index of prices of 500 U.S. common stocks. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index composed of investment-grade securities from the Barclays Capital U.S. Government/Credit Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. You cannot invest directly in these indices. These indices do not have an investment advisor and do not pay any commissions, expenses, or taxes.

FEES AND EXPENSES OF THE FUNDS
================================================================================

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Funds:

                                SHAREHOLDER FEES
                    (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

Maximum Sales Charge (Load) Imposed On Purchases
   (as a percentage of offering price)..............................    5.75%(1)
Maximum Contingent Deferred Sales Charge (Load)
   (as a percentage of the lower of the
   amount purchased or redeemed)....................................     None(2)
Redemption Fee......................................................     None
Exchange Fee .......................................................     None

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
--------------------------------------------------------------------------------

                                                                         CORE
                                                           MANAGED     ADVANTAGE
                                                            FUND         FUND
                                                          ---------    ---------
Management Fees.......................................       1.25%        1.25%

Distribution and/or Service (12b-1) Fees(3)...........       0.25%        0.25%

Other Expenses........................................       0.37%        0.67%

Acquired Fund Fees and Expenses(4)....................       0.13%        0.17%
                                                            ------       ------

Total Annual Fund Operating Expenses(5)...............       2.00%        2.34%
Less: Fee Waivers and Expense Reimbursements(5).......      ======       (0.22%)
                                                                         ------
Net Annual Fund Operating Expenses(5).................                    2.12%
                                                                         ======

(1) The initial sales charge is reduced for purchases of $25,000 or more and eliminated for purchases of $1 million or more.

(2) A contingent deferred sales charge of 1.00% is imposed on shares redeemed within one year of a purchase of $1 million or more. The charge is a percentage of net asset value at the time of purchase or redemption, whichever is less.

(3) The 12b-1 fee is designed to permit investors to purchase shares of the Funds through broker-dealers, banks, insurance companies, and other financial intermediaries. The 12b-1 fee may be used to compensate these entities for ongoing recordkeeping and administrative services that would otherwise be performed by the Funds' administrator or transfer agent.

(4) Acquired Fund Fees and Expenses are the fees and expenses incurred indirectly by each Fund as a result of its investments during the most recent fiscal year in investment companies and other pooled investment vehicles.

(5) Annual Fund Operating Expenses have been restated to reflect that the Advisor has entered into Expense Limitation Agreements with the Funds under which it has agreed to waive its fees and to assume other expenses of a Fund, if necessary, in an amount that limits each Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, Acquired Fund Fees and Expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.70% of the Fund's average daily net assets for the fiscal year ending May 31, 2010. It is expected that the Expense Limitation Agreements will continue from year-to-year, provided such continuance is approved by the Board of Trustees of the Funds. The Funds' Total Annual Fund Operating Expenses reflected in the table above are higher than the ratios of expenses to average net assets found in each Fund's financial highlights (see Financial Highlights beginning on page 30 of this Prospectus) because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, which are not operating expenses of the Funds under generally accepted accounting principles.

EXAMPLE

This example shows you the expenses that you may pay over time by investing in shares of the Funds. Since all mutual funds use the same hypothetical conditions, this example should help you compare the costs of investing in the Funds versus other mutual funds. This example assumes the following conditions:

      (1) You invest $10,000 in one or more of the Funds for the periods shown;

      (2)   You reinvest all dividends and distributions;

      (3)   You redeem all of your shares at the end of those periods;

      (4)   You earn a 5% total return; and

      (5)   The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, the following table shows you what your costs would be under the conditions listed above.

================================================================================
PERIOD INVESTED                1 YEAR       3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------
Managed Fund                   $ 766        $ 1,166       $ 1,591       $ 2,768

Core Advantage Fund            $ 778        $ 1,244       $ 1,735       $ 3,081
--------------------------------------------------------------------------------

The maximum initial sales charge is included in these calculations.

MANAGEMENT OF THE FUNDS
================================================================================

INVESTMENT ADVISOR

The Funds' investment advisor is Stadion Money Management, Inc. (formerly PMFM, Inc.), 1061 Cliff Dawson Road, Watkinsville, Georgia, 30677. The Advisor serves in that capacity pursuant to investment advisory contracts with the Stadion Investment Trust (the "Trust") on behalf of the Funds. Subject to the authority of the Trust's Board of Trustees (the "Board"), the Advisor provides guidance and policy direction in connection with its daily management of the Funds' assets. The Advisor is also responsible for the selection of broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Board, and provides certain executive personnel to the Funds.

The Advisor, organized as a Georgia corporation, is controlled by Timothy Allen Chapman. The executives and members of the advisory staff of the Advisor have extensive experience in managing investments for clients including individuals, corporations, non-taxable entities, and other business and private accounts since the firm was founded in 1991. As of March 31, 2009, the Advisor had approximately $1.2 billion in assets under management.

PORTFOLIO MANAGEMENT TEAM. The Funds are managed by a portfolio management team consisting of Mr. Chapman, Judson P. Doherty, CFA, Gregory L. Morris and Brad A. Thompson, CFA. Mr. Chapman, Mr. Doherty and Mr. Morris have been members of the portfolio management team managing the Funds since the inception of the Funds' Class A shares on September 15, 2006. Mr. Thompson joined the portfolio management team in 2009 and has been involved in a supervisory role in portfolio management operations since 2006.

Mr. Chapman is a co-founder of the Advisor and has served as its Secretary and Treasurer since 1993. Mr. Chapman was also a co-founder and Vice President of MurphyMorris Money Management Co., an investment advisory firm and affiliate of the Advisor that managed the MurphyMorris ETF Fund, a mutual fund that merged with and into the Core Advantage Fund in June 2005. Mr. Chapman studied Economics at the University of Georgia and has been in the investment business since 1981.

Mr. Doherty joined the Advisor in 2001 and has served as its President since December 2007. He also serves as President and Chief Compliance Officer of the Trust and Chief Compliance Officer and Chief Financial Officer of the Advisor. Mr. Doherty received his Bachelor of Arts degree in Economics from Vanderbilt University in 1991. Mr. Doherty also holds the Chartered Financial Analyst designation. He has over 14 years experience in the investment consulting business, with an emphasis on mutual fund evaluation.

Mr. Morris is a portfolio manager for the Advisor and has served in that capacity since joining the Advisor in November 2004. In addition, Mr. Morris serves as Chairman of the Board of Trustees of the Trust. Mr. Morris was a principal of MurphyMorris Money Management Co. from 2000 to 2005 and served as a Trustee, Vice President, and Treasurer of MurphyMorris Investment Trust. Mr. Morris received his Bachelor of Science degree in Aerospace Engineering from the University of Texas in 1971. Mr. Morris also graduated from the U.S. Navy Fighter Weapons School known as Top Gun. He has over 22 years experience in the investment consulting business.

Mr. Thompson joined the Advisor in 2006 and serves as its Chief Investment Officer. He has a Bachelor of Business Administration Degree in Finance from the University of Georgia and holds the Chartered Financial Analyst designation. Mr. Thompson is a member of the CFA Institute and the Bermuda Society of Financial Analysts and also holds the Chartered Retirement Plan Specialist Designation. Prior to joining the Advisor, he served as Chief Investment Officer and Chief Investment Analyst, Global Capital Advisors, from 1997 to 2006.

Additional  information  about  the  portfolio  managers'  compensation,   other
accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds is available in the SAI.

ADVISOR COMPENSATION. For the fiscal year ended May 31, 2009, the Advisor received monthly compensation from each Fund at the annual rate of 1.25% of its average daily net assets. Effective June 1, 2009, the Advisor's compensation from each Fund will be reduced to an annual rate of 1.00% of its average daily net assets over $150 million.

EXPENSE LIMITATION AGREEMENT. The Advisor has entered into an Expense Limitation Agreement with respect to each of the Funds under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits each Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 1.70% of the Fund's average daily net assets for the fiscal year ending May 31, 2010. It is expected that the Expense Limitation Agreements will continue from year-to-year provided such continuance is approved by the Board. The Trust may terminate the Expense Limitation Agreements at any time. The Advisor may also terminate a Fund's Expense Limitation Agreement at the end of the then-current term upon not less than 90 days' notice to the Trust, as set forth in the Expense Limitation Agreement.

DISCLOSURE REGARDING ADVISORY AGREEMENT APPROVAL. A discussion regarding the basis for the Board's approval of the investment advisory agreements for the Funds for a two year period ended March 21, 2009 is available in the Funds' semiannual report to shareholders for the six months ended November 30, 2006, and discussion regarding the basis for the Board's approval of the investment advisory agreements for the Funds for a one year period ending March 21, 2010 will be available in the Funds' annual report to shareholders for the year ended May 31, 2009. You may obtain a copy of the Funds' annual and semiannual reports, without charge, upon request to the Funds.

BOARD OF TRUSTEES

Each of the Funds is a series of the Trust, an open-end management investment company, organized as a Delaware statutory trust on February 28, 2003. The Board supervises the operations of the Funds according to applicable state and federal law, and is responsible for the overall management of the Funds' business affairs.

ADMINISTRATOR AND TRANSFER AGENT

Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Funds' administrator, transfer agent and fund accounting agent. Management and administrative services of Ultimus include (i) providing office space, equipment and officers and clerical personnel to the Funds, (ii) obtaining valuations, calculating net asset values and performing other accounting, tax and financial services, (iii) recordkeeping, (iv) regulatory, compliance and reporting services, (v) processing shareholder account transactions and disbursing dividends and distributions, and (vi) supervising custodial and other third party services.

DISTRIBUTOR AND DISTRIBUTION OF SHARES

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor") is the principal underwriter of the Funds' shares and serves as the exclusive agent for the distribution of the Funds' shares. The Distributor may sell the Funds' shares to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets.

DISTRIBUTION OF SHARES. Each Fund has adopted a Distribution Plan (each a "Plan") in accordance with Rule 12b-1 under the 1940 Act that allows each Fund to pay for certain expenses related to the distribution of its shares ("12b-1 fees"), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Fund and who may be advising investors regarding the purchase, sale or retention of Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders of the Fund; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Fund's shares.

The annual limitation for payment of expenses pursuant to the Plans is 0.25% of each Fund's average daily net assets. In the event a Plan is terminated by a Fund in accordance with its terms, the terminating Fund will not be required to make any payments for expenses incurred after the date the Plan terminates. The Distributor may make payments to dealers and other persons in addition to the 0.25% fee described above. Because 12b-1 fees are paid out of each Fund's assets on an on-going basis, these fees, over time, will increase the cost of your investment and may cost you more than paying other types of sales charges.

OTHER EXPENSES. In addition to the 12b-1 fees and the investment advisory fees, each Fund pays all expenses not assumed by the Advisor, including, without limitation: the fees and expenses of its independent registered public accounting firm and legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, SAIs and supplements thereto; fees of the Funds' administrator and transfer agent; bank transaction charges and custodian fees; proxy solicitors' fees and expenses; registration and filing fees; federal, state or local income or other taxes; interest; membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees' liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made. All general Trust expenses are allocated among and charged to the assets of each

Fund on a basis that the Board deems fair and equitable, which may be on a basis of relative net assets of each Fund or the nature of the services performed and relative applicability to each Fund.

INVESTING IN THE FUNDS
================================================================================

MINIMUM INVESTMENT

Shares of each Fund are sold subject to a maximum sales charge of 5.75%, so that the term "offering price" includes the front-end sales load. Shares are redeemed at net asset value ("NAV"). Shares may be purchased through any broker-dealer authorized to sell shares of the Funds. The minimum initial investment is $1,000 and the minimum additional investment is $250 (or $100 for those participating in an automatic investment plan). The Funds may, at the Advisor's sole discretion, accept accounts with less than the minimum investment.

PURCHASE AND REDEMPTION PRICE

SALES CHARGES. The public offering price of shares of the Funds is the NAV per share plus a sales charge. The Distributor receives this sales charge and may reallow it as follows:

--------------------------------------------------------------------------------
                                                  SALES CHARGE      DEALER
                                 SALES CHARGE AS    AS % OF     REALLOWANCE AS %
AMOUNT OF INVESTMENT               % OF PUBLIC     NET AMOUNT      OF PUBLIC
(AT PUBLIC OFFERING PRICE)        OFFERING PRICE    INVESTED    OFFERING PRICE
--------------------------------------------------------------------------------
Less than $25,000                      5.75%          6.10%          5.25%

$25,000 but less than $50,000          5.00%          5.26%          4.50%

$50,000 but less than $100,000         4.50%          4.71%          4.00%

$100,000 but less than $250,000        3.50%          3.63%          3.00%

$250,000 but less than $500,000        2.50%          2.56%          2.25%

$500,000 but less than $750,000        2.00%          2.04%          1.75%

$750,000 but less than $1,000,000      1.50%          1.52%          1.30%

$1,000,000 or more*                     None           None           None

* A contingent deferred sales charge of 1.00% is imposed on certain shares redeemed within one year of a purchase of $1 million or more. The charge is a percentage of NAV at the time of purchase or redemption, whichever is less.

From time to time, dealers who receive reallowances from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. The sales charge payable to the Distributor and the dealer reallowances may be suspended, terminated, or amended. The Distributor or the Advisor, at their expense, may, from time to time, provide additional promotional incentives to broker-dealers who sell shares of the Funds.

REDUCED SALES CHARGES. Consistent with the policies in this Prospectus, certain investments may be combined for purposes of purchasing shares with a lower sales charge.

      o AGGREGATING ACCOUNTS. Investors and members of the same family may aggregate investments in shares held in all accounts (e.g., non-retirement and retirement accounts) with the Funds and/or with financial intermediaries in order to obtain a reduced sales charge.

      o CONCURRENT PURCHASES. For purposes of qualifying for a lower sales charge, investors have the privilege of combining concurrent purchases of shares of both Funds. This privilege may be modified or eliminated at any time by the Trust without notice.

      o RIGHTS OF ACCUMULATION. The sales charge applicable to a purchase of shares by an investor is determined by adding the purchase price of the shares to be purchased, including any concurrent purchases as described above, to the aggregate value of shares of the Funds previously purchased and then owned, provided the Distributor is notified by the investor or his/her broker-dealer each time a purchase is made which would so qualify. For example, an investor who is purchasing shares with an aggregate value of $50,000 and who currently owns shares of the Funds with an aggregate value of $200,000 would pay a sales charge of 2.50% of the offering price on the new investment.

      o LETTER OF INTENT. Sales charges may also be reduced through an agreement to purchase a specified quantity of shares over a designated 13-month period by completing the "Letter of Intent" section of the account application. Information about the "Letter of Intent" procedures, including its terms, is contained in the SAI and on the account application.

      o GROUP PLANS. Shares of the Funds may be sold at a reduced or eliminated sales charge to certain Group Plans under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by its employees, members, or participants. Information about such arrangements is available from the Distributor.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Funds, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases which are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Funds, the Distributor, or his/her broker-dealer certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Funds eligible to be aggregated that are in all accounts held at the Funds by the investor; (ii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Funds eligible to be aggregated that are in accounts held at the Funds or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups. See the SAI for additional information on reduced sales charges.

WAIVED SALES CHARGES. Under certain conditions, shares of the Funds may be purchased without a front-end sales charge. These conditions may include purchases made through or by the following:

      o Employee benefit plans having more than 25 eligible employees or a minimum investment of $250,000 in the Funds.

      o Employees of dealers that are members of the Financial Industry Regulatory Authority ("FINRA"), members of their immediate families, and their employee benefit plans.

      o Certain trust companies, bank trust departments, and investment advisers that invest on behalf of their clients and charge account management fees.

      o Participants in "no transaction fee" programs of discount brokerages that maintain an omnibus account with the Funds.

The  Advisor  may also  waive  applicable  sales  charges  under  certain  other
conditions.   Please  contact  the  Advisor  or  the  Distributor  to  determine eligibility for waived sales charges.

ADDITIONAL INFORMATION ABOUT SALES CHARGES. Information regarding the Funds' sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing and redemption of Fund shares is not available on the Funds' website since the Funds' website contains limited information. Further information is available by calling the Funds at 1-866-383-7636.

DETERMINING NET ASSET VALUE

The price at which you purchase or redeem shares is based on the next calculation of a Fund's NAV after an order is received in proper form by the Fund. See "Purchasing Shares" and "Redeeming Shares" for instructions regarding the "proper form" for purchase and redemption orders, respectively. Each Fund's NAV per share is calculated by dividing the value of the Fund's total assets, less liabilities (including Fund expenses, which are accrued daily), by the total number of outstanding shares of the Fund. Each Fund's NAV per share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day that the NYSE is open for business. Currently, the NYSE is closed on weekends and in recognition of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees. In determining the value of each Fund's total assets, portfolio securities are generally calculated at market value by quotations from the primary market in which they are traded. Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. The Funds normally use third party pricing services to obtain market quotations. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds' normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) portfolio securities, such as securities with small capitalization, are so thinly traded that there have been no transactions for that stock over an extended period of time; (ii) an event occurs after the close of the exchange on which a portfolio security is principally traded that is likely to have changed the value of the portfolio security prior to the Funds' NAV calculation; (iii) the exchange on which the portfolio security is principally traded closes early; or (iv) trading of the particular portfolio security is halted during the day and does not resume prior to the Funds' NAV calculation. Pursuant to policies adopted by the Trustees, the Advisor consults with the Funds' administrator on a regular basis regarding the need for fair value pricing. The Advisor is responsible for notifying the Trustees (or the Trust's Fair Value Committee) when it believes that fair value pricing is required for a particular security. The Funds' policies regarding fair value pricing are intended to result in a calculation of a Fund's NAV that fairly reflects portfolio security values as of the time of pricing. A portfolio security's "fair value" price may differ from the price next available for that portfolio security using the Funds' normal pricing procedures, and the fair value price may differ substantially from the price at which the security may ultimately be traded or sold. If the fair value price differs from the price that would have been determined using the Funds' normal pricing procedures, a shareholder may receive more or less proceeds or shares from redemptions or purchases of Fund shares, respectively, than a shareholder would have otherwise received if the portfolio security were priced using the Funds' normal pricing procedures. The performance of the Funds may also be affected if a portfolio security's fair value price were to differ from the security's price using the Funds' normal pricing procedures. The Trustees monitor and evaluate the Funds' use of fair value pricing, and periodically review the results of any fair valuation under the Funds' policies. To the extent the assets of the Funds are invested in other open-end investment companies that are registered under the 1940 Act, the Funds' NAV is calculated based upon the NAVs reported by such registered open-end investment companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

PURCHASING SHARES

OPENING AN ACCOUNT

BY MAIL. To open a new account by mail:

      o     Complete and sign the account application.

      o     Enclose a check payable to the applicable Fund.

      o Mail the application and the check to the Trust's transfer agent, Ultimus Fund Solutions, LLC (the "Transfer Agent") at the following address:

                  Stadion Funds
                  c/o Ultimus Fund Solutions, LLC
                  P.O. Box 46707
                  Cincinnati, Ohio 45246-0707

Payments for shares must be made by check from a U.S. financial institution and payable in U.S. dollars. When shares are purchased by check, the proceeds from the redemption of those shares may not be paid until the purchase check has been converted to federal funds, which could take up to 15 calendar days from the date of purchase. If an order to purchase shares is canceled because your check does not clear, you will be responsible for any resulting losses or other fees incurred by a Fund or the Transfer Agent in the transaction. The Funds do not accept third party checks, checks drawn on non-U.S. financial institutions, cash, drafts, money orders, cashier's checks less than $10,000, traveler's checks, credit card checks, "starter" checks or post-dated checks.

By sending your check to the Funds, please be aware that you are authorizing the Funds to make a one-time electronic debit from your account at the financial institution indicated on your check. Your bank account will be debited as early as the same day the Funds receive your payment in the amount of your check; no additional amount will be added to the total. The transaction will appear on your bank statement. Your original check will be destroyed once processed, and you will not receive your canceled check back. If the Funds cannot post the transaction electronically, you authorize the Funds to present an image copy of your check for payment.

BY  WIRE.  To  open  a  new  account  by  wire,   call  the  Transfer  Agent  at
1-866-383-7636. A representative will assist you in obtaining an account application by telecopy (or mail), which must be completed, signed and delivered (by telecopy or mail) to the Transfer Agent before payment by wire may be made.

The Funds require advance notification of all wire purchases in order to ensure that the wire is received in proper form and that your account is subsequently credited in a timely fashion for a given trade date. Failure to notify the Transfer Agent prior to the transmittal of the bank wire may result in a delay in purchasing shares of the Funds. An order is considered received when the Funds receive payment by wire in proper form, provided that the completed account application has been accepted by the Transfer Agent and determined to be in proper form. See "Opening an Account - By Mail" above. Your financial institution may charge a fee for wiring funds.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. Shares of the Funds may be purchased through certain brokerage firms and financial institutions that are authorized to accept orders on behalf of the Funds and such organizations may be authorized to designate intermediaries to accept orders on behalf of the Funds. Orders will be priced at the NAV next determined after your order is received by such organization, or its authorized designee, in proper form. These organizations may charge you transaction fees on purchases of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who purchase shares directly through the Funds. These organizations may be the shareholders of record of your shares. The Funds are not responsible for ensuring that these organizations carry out their obligations to their customers. Shareholders investing in this manner should look to the organization through which they invest for specific instructions on how to purchase and redeem shares.

ADDITIONAL INVESTMENTS. Once an account is open, additional purchases of Fund shares may be made at any time in minimum amounts of $250, except for accounts participating in an automatic investment plan, which must be in amounts of at least $100. Additional purchases may be made:

      o By sending a check, made payable to the applicable Fund, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Be sure to note your account number on the memo line of your check. The shareholder will be responsible for any fees incurred or losses suffered by a Fund as a result of any check returned for insufficient funds.

      o By wire, as described above under "Opening an Account - By Wire." Shareholders should call the Transfer Agent at 1-866-383-7636 before wiring funds.

      o     Through your brokerage firm or other financial institution.

      o By electronic funds transfer from a financial institution through the Automated Clearing House, as described below.

AUTOMATIC INVESTMENT PLAN AND DIRECT DEPOSIT PLANS. You may make automatic monthly or quarterly investments in a Fund from your bank, savings and loan or other depository institution account. The minimum investment must be $100 under the plan and investments are made on or about the 15th or last business day of the month. The Transfer Agent currently pays the costs of this service, but reserves the right, upon 30 days' written notice, to make reasonable charges. Your depository institution may impose its own charge for making transfers from your account.

Your employer may offer a direct deposit plan which will allow you to have all or a portion of your paycheck transferred automatically to purchase shares of the Funds. Social Security recipients may have all or a portion of their social security check transferred automatically to purchase shares of the Funds. Please call 1-866-383-7636 for more information about the automatic investment plan and direct deposit plans.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Funds must obtain the following information for each person that opens a new account:

      o     Name;
      o     Date of birth (for individuals);
      o Residential or business street address (although post office boxes are still permitted for mailing); and
      o Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver's license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

After an account is opened, the Funds may restrict your ability to purchase additional shares until your identity is verified. The Funds also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed. In that case, your redemption proceeds may be worth more or less than your original investment. The Funds will not be responsible for any loss incurred due to the Funds' inability to verify your identity.

ADDITIONAL INFORMATION. Each Fund reserves the right to reject any purchase request and suspend the offering at any time. Each Fund mails you confirmations of all purchases or redemptions of Fund shares. Certificates representing shares are not issued.

EXCHANGING SHARES

Shares of either Fund may be exchanged for shares of the other Fund at NAV. You must meet the minimum investment requirements for the Fund into which you are exchanging. The exchange of shares of one Fund for shares of another Fund is treated, for federal income tax purposes, as a sale on which you may realize a taxable gain or loss.

Shares of a Fund acquired by means of an exchange will be purchased at the NAV next determined after acceptance of the exchange request by the Fund. Exchanges may be made by sending a written request to the Transfer Agent, or by calling 1-866-383-7636. Please provide the following information:

      o     Your name and telephone number
      o     The exact name of your account and your account number
      o     Taxpayer identification number (usually your Social Security number)
      o     Dollar value or number of shares to be exchanged
      o     The name of the Fund from which the exchange is to be made
      o     The name of the Fund into which the exchange is being made

The registration and taxpayer identification numbers of the two accounts involved in the exchange must be identical. To prevent the abuse of the exchange privilege to the disadvantage of other shareholders, the Funds reserve the right to terminate or modify the exchange privilege upon 60 days notice to shareholders.

The Transfer Agent requires personal identification before accepting any exchange request by telephone, and telephone exchange instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in exchanging shares by telephone. If such a case should occur, sending exchange instructions by mail should be considered.

REDEEMING SHARES

Shares of each Fund may be redeemed on any day on which the Fund computes its NAV. Shares are redeemed at their NAV next determined after the Fund receives your redemption request in proper form. Redemption requests may be made by mail or by telephone.

BY MAIL. You may redeem shares by mailing a written request to Stadion Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707. Written requests must state the shareholder's name, the name of the Fund, the account number and the shares or dollar amount to be redeemed and be signed exactly as the shares are registered.

SIGNATURES. If the shares to be redeemed have a value greater than $50,000, you must have all signatures on written redemption requests guaranteed. If the name(s) or the address on your account has changed within the previous 30 days of your redemption request, or if the payment of the proceeds of a redemption of any amount is to be sent to a person, address or bank account not on record with the Funds, or if you are adding or changing ACH or wire instructions, telephone redemption options or any other election in connection with your account, the request must be made in writing with your signature guaranteed, regardless of the value of the shares being redeemed. The Transfer Agent will accept signatures guaranteed by a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which participates in the STAMP Medallion signature guarantee program sponsored by the Securities Transfer Association. Signature guarantees from financial institutions which do not participate in the STAMP Medallion program will not be accepted. A notary public cannot provide a signature guarantee. Members of STAMP are subject to dollar limitations which must be considered when requesting their guarantee. A Fund may reject any signature guaranteed transaction if it believes the transaction would otherwise be improper. The Funds and the Transfer Agent reserve the right to require signature guarantees on all redemptions. The Transfer Agent has adopted standards for accepting signature guarantees from the above institutions. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

Redemption requests by corporate and fiduciary shareholders must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Forms of resolutions and other documentation to assist in compliance with the Transfer Agent's procedures may be obtained by calling the Transfer Agent.

TELEPHONE AND BANK WIRE REDEMPTIONS. Unless you specifically decline the telephone redemption privilege on your account application, you may also redeem shares having a value of $50,000 or less by telephone by calling the Transfer Agent at 1-866-383-7636.

Telephone redemptions may be requested only if the proceeds are to be sent to the shareholder of record and mailed to the address on record with the Funds. Upon request, redemption proceeds of $100 or more may be transferred electronically from an account you maintain with a financial institution by an Automated Clearing House (ACH) transaction, and proceeds of $5,000 or more may be transferred by wire, in either case to the account stated on the account application. Shareholders may be charged a fee by the Funds' custodian for outgoing wires. Telephone redemption privileges and account designations may be changed by sending the Transfer Agent a written request with all signatures guaranteed as described above. The Transfer Agent requires personal identification before accepting any redemption request by telephone, and telephone redemption instructions may be recorded. If reasonable procedures are followed by the Transfer Agent, neither the Transfer Agent nor the Funds will be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If such a case should occur, redemption by mail should be considered.

THROUGH YOUR BROKER OR FINANCIAL INSTITUTION. You may also redeem your shares through a brokerage firm or financial institution that has been authorized to accept orders on behalf of the Funds at the NAV next determined after your order is received by such organization in proper form. NAV is normally determined at 4:00 p.m., Eastern time. Your brokerage firm or financial institution may require a redemption request to be received at an earlier time during the day in order for your redemption to be effective as of the day the order is received. These organizations may be authorized to designate other intermediaries to act in this capacity. Such an organization may charge you transaction fees on redemptions of Fund shares and may impose other charges or restrictions or account options that differ from those applicable to shareholders who redeem shares directly through the Transfer Agent.

RECEIVING PAYMENT. The Funds normally make payment for all shares redeemed within 7 days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances as provided by the rules of the SEC, the Funds may suspend the right of redemption or delay payment of redemption proceeds for more than 7 days. A requested wire of redemption proceeds normally will be sent on the business day following a redemption. However, when shares are purchased by check or through ACH, the proceeds from the redemption of those shares will not be paid until the purchase check or ACH transfer has been converted to federal funds, which could take up to 15 calendar days.

SYSTEMATIC WITHDRAWAL PLAN. A shareholder who owns shares of one or more of the Funds valued at more than $5,000 at the current offering price may establish a Systematic Withdrawal Plan to receive a monthly or quarterly payment in a stated amount (not less than $100). Each month or quarter, as specified, the specified Fund will automatically redeem sufficient shares from your account to meet the specified withdrawal amount. The shareholder may establish this service whether dividends and distributions are reinvested in shares of the Funds or paid in cash. There is currently no charge for this service, but the Transfer Agent reserves the right, upon 30 days' written notice, to make reasonable charges. Telephone the Transfer Agent toll-free at 1-866-383-7636 for additional information.

REDEMPTIONS IN KIND. The Funds reserve the right to make redemptions in kind (a payment in portfolio securities rather than cash). Generally, redemption in kind is used when, in the opinion of the Board, a large redemption request may cause harm to a Fund and its shareholders. In such a case, the Board may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions will be valued at the same value assigned to them in computing a Fund's NAV per share. When you convert these securities to cash, you will pay brokerage charges.

MINIMUM ACCOUNT BALANCE. Due to the high cost of maintaining shareholder accounts, the Funds may involuntarily redeem shares in an account and pay the proceeds to the shareholder, if the shareholder's account balance falls below the minimum initial investment required for your type of account due to shareholder redemptions (see "Investments in the Fund - Minimum Investment" above). This does not apply, however, if the balance falls below the minimum solely because of a decline in the Fund's NAV. Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum account balance requirement.

FREQUENT TRADING POLICIES

Frequent purchases and redemptions ("Frequent Trading") of shares of the Funds may present a number of risks to other shareholders of the Funds. These risks may include, among other things, dilution in the value of shares of the Funds held by long-term shareholders, interference with the efficient management by the Advisor of the Funds' portfolio holdings, and increased brokerage and administration costs. Due to the potential of a thin market for the Funds' portfolio securities, as well as overall adverse market, economic, political, or other conditions affecting the sale price of portfolio securities, the Funds could face untimely losses as a result of having to sell portfolio securities prematurely to meet redemptions. Frequent Trading may also increase portfolio turnover which may result in increased capital gains taxes for shareholders of the Funds. These capital gains could include short-term capital gains taxed at ordinary income tax rates.

The Board has adopted a policy that is intended to identify and discourage Frequent Trading by shareholders of the Funds. Under the Funds' policy, the Advisor has the discretion to refuse to accept further purchase and/or exchange orders from an investor if the Advisor believes the investor has a pattern of Frequent Trading that the Advisor considers not to be in the best interests of the other shareholders. To assist the Advisor in identifying possible Frequent Trading patterns, the Transfer Agent provides a daily record of each Fund's shareholder trades to the Advisor. The Transfer Agent also assists the Advisor in monitoring and testing shareholder purchase and redemption orders for possible incidents of Frequent Trading.

Under the Funds' policy regarding Frequent Trading, the Funds intend to limit investments from investor accounts that purchase and redeem shares over a period of less than ten days in which (i) the redemption amount is within ten percent of the previous purchase amount(s); (ii) the redemption amount is greater than $10,000; and (iii) two or more such redemptions occur during a 60 calendar day period. In the event such a purchase and redemption pattern is detected, an investor account and any other account with the same taxpayer identification number will be precluded from investing in that Fund (including investments that are part of an exchange transaction) for at least 30 calendar days after the redemption transaction. The Funds may modify any terms or conditions applicable to the purchase of Fund share or modify their policies as they deem necessary to deter Frequent Trading.

THE FUNDS DO NOT ACCOMMODATE FREQUENT PURCHASES OR REDEMPTIONS OF FUND SHARES.

The Funds use all reasonable means available to ensure the foregoing restrictions are applied uniformly. However, when financial intermediaries establish omnibus accounts in a Fund for their clients, the Fund may not be able to monitor the individual clients' trading activity. The Funds review trading activity at the omnibus account level, and look for activity that may indicate potential Frequent Trading or market timing. If a Fund detects suspicious trading activity, the Fund will seek the assistance of the intermediary to investigate that trading activity and take appropriate action, including prohibiting additional purchases of Fund shares by the intermediary and/or its client. Intermediaries may apply frequent trading policies that differ from those described in this Prospectus. If you invest with the Funds through an intermediary, please read that firm's program materials carefully to learn of any rules or fees that may apply.

Although the Funds have taken steps to discourage Frequent Trading of the Funds' shares, they cannot guarantee that such trading will not occur.

DISTRIBUTIONS
================================================================================

Each of the Funds expects to distribute substantially all of its net investment income to its shareholders quarterly and its net realized capital gains at least annually. Absent instructions to pay distributions in cash, distributions will be reinvested automatically in additional shares of the Fund.

FEDERAL TAXES
================================================================================

The following information is meant as a general summary for U.S. taxpayers. Additional tax information appears in the SAI. Shareholders should rely on their own tax advisors for advice about the particular federal, state, and local tax consequences of investing in the Funds.

Shareholders may elect to receive dividends from net investment income or capital gains distributions, if any, in cash or reinvest them in additional Fund shares. Although the Funds will not be taxed on amounts they distribute, shareholders will generally be taxed on distributions paid by the Funds, regardless of whether distributions are paid by a Fund in cash or are reinvested in additional Fund shares.

Distributions attributable to ordinary income and short-term capital gains are generally taxed as ordinary income, although certain income dividends may be taxed to non-corporate shareholders at long-term capital gains rates. Distributions of long-term capital gains are generally taxed as long-term capital gains, regardless of how long a shareholder has held Fund shares. Distributions may be subject to state and local taxes, as well as federal taxes.

In general, a shareholder who sells or redeems Fund shares will realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder's holding period for the Fund shares. An exchange of shares is treated as a sale and any gain may be subject to tax.

As with all mutual funds, the Funds may be required to withhold U.S. federal income tax at (presently at the rate of 28%) for all distributions payable to shareholders who fail to provide the Funds with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Shareholders should consult with their own tax advisors to ensure that distributions and sale of Fund shares are treated appropriately on their income tax returns.

FINANCIAL HIGHLIGHTS
================================================================================

The financial highlights tables are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the periods ended May 31, 2007 and 2008 has been audited by Briggs, Bunting & Dougherty, LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is incorporated by reference into the SAI and is contained in the annual report to shareholders, which may be obtained at no charge by calling the Funds at 1-866-383-7636. The information for the period ended November 30, 2008 is unaudited.

STADION MANAGED PORTFOLIO

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED          YEAR         PERIOD
                                                             NOVEMBER 30,     ENDED          ENDED
                                                                2008         MAY 31,        MAY 31,
                                                             (UNAUDITED)       2008          2007(a)
--------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $     9.47     $    10.34     $     9.47
                                                             ----------     ----------     ----------

Income (loss) from investment operations:
   Net investment income                                           0.01           0.14           0.05
   Net realized and unrealized gains
      (losses) on securities                                      (0.28)         (0.17)          1.12
                                                             ----------     ----------     ----------
      Total income (loss) from investment
         operations                                               (0.27)         (0.03)          1.17
                                                             ----------     ----------     ----------

Less distributions:
   Dividends from net investment income                              --          (0.19)         (0.05)
   Distributions from net realized gains                             --          (0.65)         (0.25)
                                                             ----------     ----------     ----------
      Total distributions                                            --          (0.84)         (0.30)
                                                             ----------     ----------     ----------

Net asset value, end of period                               $     9.20     $     9.47     $    10.34
                                                             ==========     ==========     ==========

Total return (b)                                                 (2.85%)(c)     (0.47%)        12.53%(c)
                                                             ==========     ==========     ==========

Ratios/Supplemental data:
   Net assets, end of period (000's)                         $  106,265     $   93,855     $      536
                                                             ==========     ==========     ==========

   Ratio of gross expenses to average net assets (d) (e)          1.83%(f)       1.87%          2.06%(f)

   Ratio of net expenses to average net assets (d)                1.83%(f)       1.87%          1.95%(f)

   Ratio of net investment income to average net assets           0.16%(f)       1.38%          0.71%(f)

   Portfolio turnover rate                                         365%(c)        870%           346%(c)
--------------------------------------------------------------------------------------------------------

(a) Represents the period from September 15, 2006 (date of initial public offering) through May 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do not include the effect of applicable sales loads.

(c)   Not annualized.

(d) The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of the underlying investment companies in which the Fund invested.

(e) Reflects total expenses prior to fee waivers by the Advisor and the administrator.

(f)   Annualized.

STADION CORE ADVANTAGE PORTFOLIO

FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

---------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS
                                                               ENDED           YEAR         PERIOD
                                                            NOVEMBER 30,      ENDED          ENDED
                                                                2008         MAY 31,        MAY 31,
                                                             (UNAUDITED)       2008         2007(a)
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $    11.11     $    11.99     $    10.38
                                                             ----------     ----------     ----------

Income (loss) from investment operations:

   Net investment income (loss)                                   (0.01)          0.03          (0.01)
   Net realized and unrealized gains
      (losses) on securities                                      (2.44)         (0.48)          1.62
                                                             ----------     ----------     ----------
      Total income (loss) from investment
         operations                                               (2.45)         (0.45)          1.61
                                                             ----------     ----------     ----------

Less distributions:
   Dividends from net investment income                              --          (0.04)            --
   Distributions from net realized gains                             --          (0.39)            --
                                                             ----------     ----------     ----------
      Total distributions                                            --          (0.43)            --
                                                             ----------     ----------     ----------

Net asset value, end of period                               $     8.66     $    11.11     $    11.99
                                                             ==========     ==========     ==========

Total return (b)                                                (22.05%)(c)     (3.89%)        15.51%(c)

Ratios/Supplemental data:
   Net assets, end of period (000's)                         $   27,415     $   36,762     $       41

   Ratio of gross expenses to average net assets (d) (e)          2.14%(f)       2.17%          2.39%(f)

   Ratio of net expenses to average net assets (d)                2.14%(f)       2.17%          2.37%(f)

   Ratio of net investment income (loss) to
      average net assets                                         (0.22%)(f)      0.25%         (0.31%)(f)

   Portfolio turnover rate                                         152%(c)        541%           291%(c)
---------------------------------------------------------------------------------------------------------

(a) Represents the period from September 15, 2006 (date of initial public offering) through May 31, 2007.

(b) Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns shown do not include the effect of applicable sales loads.

(c)   Not annualized.

(d) The ratios of expenses to average net assets do not reflect the Fund's proportionate share of expenses of the underlying investment companies in which the Fund invested.

(e) Reflects total expenses prior to fee waivers by the Advisor and the administrator.

(f)   Annualized.

--------------------------------------------------------------------------------

                             CUSTOMER PRIVACY POLICY
================================================================================

WE COLLECT ONLY INFORMATION THAT IS NEEDED TO SERVE YOU AND ADMINISTER OUR BUSINESS.

In the process of serving you, we become stewards of your "nonpublic personal information" - information about you that is not available publicly. This information comes to us from the following sources:

o Information you provide directly to us on applications or other forms, correspondence or through conversations (such as your name, social security number, address, phone number, assets, income, date of birth, occupation, etc.).

o Information about your transactions with us, our affiliates or others (such as your account numbers, account balances, transaction details and other financial information).

o Information we receive from third parties (such as your broker, financial planner or other intermediary you hire).

We limit the collection and use of nonpublic personal information to that which is necessary to administer our business and provide superior service.

WE CAREFULLY LIMIT AND CONTROL THE SHARING OF YOUR INFORMATION.

In order to protect customer privacy, we carefully control the way in which any information about you is shared. It is our policy to not disclose any nonpublic personal information about you or former customers to anyone, except as permitted or required by law.

We are permitted by law to disclose all of the information we collect as described above to our affiliates, advisers, sub-advisers, transfer agents, broker-dealers, administrators or any firms that assist us in maintaining and supporting the financial products and services provided to you. For example, our transfer agents need information to process your transactions, and our outside vendors need information so that your account statements can be printed and mailed. However, these parties are not permitted to release, use or transfer your information to any other party for their own purpose.

WE ARE COMMITTED TO THE PRIVACY OF YOUR NONPUBLIC PERSONAL INFORMATION AND WILL USE STRICT SECURITY STANDARDS TO SAFEGUARD IT.

We are committed to the security of your non-public personal information. Our employees and others hired to work for us are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information. Employees are bound by this privacy policy and are educated on implementing our security principles and practices.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. Our operational and data processing systems are in a secure environment that protects nonpublic personal information from being accessed inappropriately by third parties.

This privacy  policy  explains  how we handle  nonpublic  personal  information;
however, you should also review the privacy policies adopted by any of your financial intermediaries, such as a broker-dealer, bank, or trust company to understand how they protect your nonpublic personal information in accordance with our internal security standards.

This privacy policy notice is for Stadion Investment Trust (the "Trust") and Ultimus Fund Distributors, LLC, the Trust's principal underwriter.

IF  YOU  HAVE  ANY  QUESTIONS  ABOUT  THE   CONFIDENTIALITY   OF  YOUR  CUSTOMER
INFORMATION,   CALL   1-866-383-7636   TO   TALK  TO  A   SHAREHOLDER   SERVICES
REPRESENTATIVE.
--------------------------------------------------------------------------------

                    [This page is not part of the Prospectus]

                             ADDITIONAL INFORMATION
================================================================================

The SAI provides more detailed information about each Fund and is incorporated by reference into, and is legally part of, this Prospectus. A description of each Fund's policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

Additional information about the Funds' investments is available in the annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and strategies that significantly affected each Fund's performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds, or to make inquiries about the Funds, please call Toll-Free:

                                 1-866-383-7636

This Prospectus, the SAI and the most recent shareholder reports are also available without charge on the Funds' website at www.stadionfunds.com or upon written request to Stadion Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 225, Cincinnati, Ohio 45246.

Only one copy of a Prospectus or an annual or semiannual report will be sent to each household address. This process, known as "Householding," is used for most required shareholder mailings. (It does not apply to confirmations of transactions and account statements, however.) You may, of course, request an additional copy of a Prospectus or an annual or semiannual report at any time by calling or writing the Funds. You may also request that Householding be eliminated from all your required mailings.

Information about the Funds (including the SAI) can be reviewed and copied at the SEC's public reference room in Washington, D.C. Information about the operation of the public reference room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of information on the SEC's Internet site may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to: Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102.

Stadion Investment Trust: Investment Company Act file number 811-21317

                       STATEMENT OF ADDITIONAL INFORMATION

                            STADION MANAGED PORTFOLIO
                        STADION CORE ADVANTAGE PORTFOLIO

                                  June 5, 2009

                              EACH A SERIES OF THE
                            STADION INVESTMENT TRUST
                             1061 Cliff Dawson Road
                          Watkinsville, Georgia, 30677
                            Telephone 1-866-383-7636

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

OTHER INVESTMENT POLICIES......................................................2
INVESTMENT LIMITATIONS........................................................11
PORTFOLIO TRANSACTIONS........................................................12
DESCRIPTION OF THE TRUST......................................................14
MANAGEMENT AND OTHER SERVICE PROVIDERS........................................15
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ...............................22
SPECIAL SHAREHOLDER SERVICES..................................................26
DISCLOSURE OF PORTFOLIO HOLDINGS..............................................27
NET ASSET VALUE...............................................................28
ADDITIONAL TAX INFORMATION....................................................29
ADDITIONAL INFORMATION ON PERFORMANCE.........................................31
FINANCIAL STATEMENTS..........................................................33
APPENDIX A - DESCRIPTION OF RATINGS...........................................34
APPENDIX B - PROXY VOTING POLICIES............................................38

This Statement of Additional Information ("SAI") is meant to be read in conjunction with the prospectus, dated the same date as this SAI, for the Stadion Managed Portfolio and the Stadion Core Advantage Portfolio (each a "Fund" and collectively, the "Funds"), which incorporates this SAI by reference in its entirety (the "Prospectus"). Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectus and Annual Report for the Funds may be obtained at no charge by writing or calling the Funds at the address or phone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

                            OTHER INVESTMENT POLICIES

The Stadion Investment Trust (the "Trust") was organized on February 28, 2003 as a Delaware statutory trust and is registered with the Securities and Exchange Commission (the "SEC") as an open-end management investment company. The Stadion Managed Portfolio (the "Managed Fund") and the Stadion Core Advantage Portfolio (the "Core Advantage Fund") are diversified series of the Trust. Prior to April 28, 2009, the Stadion Investment Trust was known as the PMFM Investment Trust, the Stadion Managed Portfolio was known as the PMFM Managed Portfolio Trust, and the Stadion Core Advantage Portfolio was known as the PMFM Core Advantage Portfolio Trust. Prior to September 27, 2004, the PMFM Managed Portfolio Trust was known as the "PMFM ETF Portfolio Trust." The Core Advantage Fund is the successor by merger to the MurphyMorris ETF Fund, a former series of the MurphyMorris Investment Trust. The shareholders of the MurphyMorris ETF Fund approved the merger of the MurphyMorris ETF Fund with and into the Core Advantage Fund at a Special Meeting of Shareholders held on May 13, 2005. The closing of the merger occurred on June 1, 2005.

The following policies supplement the Funds' investment objective and policies as described in the Prospectus for the Funds. Attached to this SAI is Appendix A, which contains descriptions of the rating symbols used by nationally recognized statistical rating organizations for certain securities in which the Funds may invest.

GENERAL INVESTMENT RISKS. All investments in securities and other financial instruments involve a risk of financial loss. No assurance can be given that the Funds' investment programs will be successful. Investors should carefully review the descriptions of the Funds' investments and their risks in this SAI and the Prospectus.

EXCHANGE TRADED FUNDS AND INVESTMENTS IN OTHER INVESTMENT COMPANIES.

EXCHANGE TRADED FUNDS ("ETFS"). As noted in the Prospectus, the Funds will invest primarily in ETFs and cash or cash equivalent positions. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF's net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF's underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit. The Funds intend to be short-term investors in ETFs, but do not intend to purchase and redeem creation units to take advantage of short-term arbitrage opportunities. However, the Funds may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Funds' investment advisor, Stadion Money Management, Inc. (the "Advisor"), believes it is in a particular Fund's interest to do so. The Funds' ability to redeem creation units may be limited by the Investment Company Act of 1940, as amended (the "1940 Act"), which provides that the ETFs will not be obligated to redeem shares held by the Funds in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There is a risk that the underlying ETFs in which a Fund invests may terminate due to extraordinary events that may cause any of the service providers to the ETFs, such as the trustee or sponsor, to close or otherwise fail to perform their obligations to the ETF. Also, because the ETFs in which the Funds intend to principally invest may be granted licenses by agreement to use various indices as a basis for determining their compositions and/or otherwise to use certain trade names, the ETFs may terminate if such license agreements are terminated. In addition, an ETF may terminate if its entire net asset value falls below a certain amount. Although the Funds believe that, in the event of the termination of an underlying ETF, they will be able to invest instead in shares of an alternate ETF tracking the same market index or another market index with the same general market, there is no guarantee that shares of an alternate ETF would be available for investment at that time.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded), including the risk that the general level of stock prices, or that the prices of stocks within a particular sector, may increase or decline, thereby affecting the value of the shares of an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; (3) trading of an ETF's shares may be halted if the listing exchange deems such action appropriate; and (4) ETF shares may be delisted from the exchange on which they trade, or activation of "circuit breakers" (which are tied to large decreases in stock prices) may halt trading temporarily. ETFs are also subject to the risks of the underlying securities or sectors the ETF is designed to track.

FIXED INCOME ETFS. There are risks associated with the potential investment of the Funds' assets in fixed income ETFs which may include credit risk, interest rate risk and maturity risk as described below:

      o CREDIT RISK. Credit risk is the risk that the issuer or guarantor of a fixed income security or counterparty to a transaction involving one or more bonds in an ETF's portfolio will be unable or unwilling to make timely principal and/or interest payments, or otherwise will be unable or unwilling to honor its financial obligations. If the issuer, guarantor, or counterparty fails to pay interest, an ETF's income may be reduced. If the issuer, guarantor, or counterparty fails to repay principal, the value of that security and of the particular ETF's shares may be reduced. ETFs may be subject to credit risk to the extent that they invest in fixed income securities which involve a promise by a third party to honor an obligation with respect to the fixed income security. Securities rated BBB by Standard & Poor's ("S&P") or Fitch Ratings, Ltd. ("Fitch") or Baa by Moody's Investors Service, Inc. ("Moody's") are considered investment-grade securities, but are somewhat riskier than more highly-rated investment-grade obligations (those rated A or better) because they are regarded as having only an adequate capacity to pay principal and interest, are considered to lack outstanding investment characteristics, and may be speculative. Such investment-grade securities will be subject to higher credit risk and may be subject to greater fluctuations in value than higher-rated securities. Credit risk is particularly significant for investments in "junk bonds" or lower than investment-grade securities.

      o INTEREST RATE RISK. The price of a bond or a fixed income security is dependent upon interest rates. Therefore, the share price and total return of an ETF, when investing a significant portion of its assets in bonds or fixed income securities, will vary in response to changes in interest rates. There is the possibility that the value of the particular ETF's investment in bonds or fixed income securities may fall because bonds or fixed income securities generally fall in value when interest rates rise. The longer the term of a bond or fixed income instrument, the more sensitive it will be to fluctuations in value from interest rate changes. Changes in interest rates may have a significant effect if the particular ETF is then holding a significant portion of its assets in fixed income securities with long-term maturities.

            In the case of mortgage-backed securities, rising interest rates tend to extend the term to maturity of the securities, making them even more susceptible to interest rate changes. When interest rates drop, not only can the value of fixed income securities drop, but also the yield can drop, particularly where the yield is tied to changes in interest rates, such as adjustable mortgages. Also when interest rates drop, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages sooner than expected since the funds prepaid must be reinvested at the then lower prevailing rates. This is known as prepayment risk. When interest rates rise, the holdings of mortgage-backed securities by an ETF can reduce returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

      o MATURITY RISK. Maturity risk is another factor that can affect the value of a particular ETF's fixed income holdings. Certain ETFs may not have a limitation policy regarding the length of maturity of its fixed income holdings. In general, the longer the maturity of a fixed income obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield, but the greater the price stability.

OTHER INVESTMENT COMPANIES. As noted in the Prospectus, each Fund is a "fund of funds." The term "fund of funds" is typically used to describe investment companies, such as the Funds, whose principal investment strategy involves investing in other investment companies. Under the 1940 Act, a Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of the ETF's or investment company's total outstanding stock ("3% Limitation"). Accordingly, each Fund is subject to the 3% Limitation unless (i) the ETF or the Fund has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the Fund; and
(ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such exemptive orders to several ETFs and their investment advisers, which permit investment companies, including the Funds, to invest in the various series of such ETFs ("Exempted ETFs") beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the Exempted ETF. The Funds have entered into such an agreement with several Exempted ETFs so that each Fund will be permitted to invest in such Exempted ETFs in excess of the 3% Limitation. To the extent other ETFs obtain similar exemptive relief from the SEC, the Funds may seek to qualify to invest in such other ETFs in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent a Fund from allocating its investments in the manner that the Advisor considers optimal, or cause the Advisor to select a similar index or sector-based mutual fund or other investment company ("Other Investment Company") or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) ("Stock Baskets") as an alternative. The Funds may also invest in Other Investment Companies or Stock Baskets when the Advisor believes they represent more attractive opportunities than similar ETFs. The Funds' investments in Other Investment Companies will be subject to the same 3% Limitation described above.

Under the 1940 Act, to the extent that the Funds rely upon Section 12(d)(1)(F) in purchasing securities issued by another investment company, the Funds must either seek instructions from its shareholders with regard to the voting of all proxies with respect to its investment in such securities (ETFs and Other Investment Companies) and vote such proxies only in accordance with the instructions, or vote the shares held by it in the same proportion as the vote of all other holders of the securities. In the event that there is a vote of ETF or Other Investment Company shares held by the Funds, the Funds intend to vote such shares in the same proportion as the vote of all other holders of such securities.

EQUITY SECURITIES. The Funds may invest in equity securities, both directly (including, without limitation, investments in Stock Baskets) and indirectly through the Funds' investment in shares of ETFs and Other Investment Companies. The equity portion of a Fund's portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter market. In addition to common stocks, the equity portion of each Fund's portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Funds invest may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Funds to potential losses. In addition, regardless of any one company's particular prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Funds. Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Investments in ETFs and other instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF's net asset value.

FOREIGN SECURITIES. The Funds may invest directly or indirectly in foreign equity securities traded on U.S. national exchanges or over-the-counter and in foreign securities represented by ADRs, as described below. The Funds may also invest in foreign currency-denominated fixed-income securities. As noted in the Prospectus, investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. Additional costs associated with an investment in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements, and transaction costs of foreign currency conversions.

American Depositary Receipts ("ADRs") provide a method whereby the Funds may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

CONVERTIBLE SECURITIES. In addition to common and preferred stocks, the Funds may invest directly or indirectly in securities convertible into common stock if, for example, the Advisor believes that a company's convertible securities are undervalued in the market. Convertible securities eligible for purchase by the Funds include convertible bonds, convertible preferred stocks, and warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation's capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Warrant positions will not be used to increase the leverage of the Funds; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount. A Fund's ability to invest in warrants may be limited by the Fund's investment restrictions.

REAL ESTATE SECURITIES. The Funds will not invest directly in real estate, but may invest in readily marketable securities issued by companies that invest in real estate or interests therein. The Funds may also invest in readily marketable  interests  in real estate  investment  trusts  ("REITs").  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity. Investments in real estate securities are subject to risks inherent in the real estate market, including risks related to changes in interest rates, possible declines in the value of and demand for real estate, adverse general and local economic conditions, possible lack of availability of mortgage funds, overbuilding in a given market and environmental problems.

CORPORATE AND MUNICIPAL FIXED INCOME SECURITIES. The Funds' fixed income investments may include corporate and municipal fixed income securities. Corporate and municipal fixed income securities purchased by the Funds may be any credit quality, maturity or yield. Accordingly, the Funds' fixed income securities may include "investment grade" securities (those rated at least Baa by Moody's, BBB by S&P or Fitch or, if not rated, are of equivalent quality in the Advisor's opinion). In addition, the Funds' fixed income securities may include lower-rated fixed income securities including, without limitation, "junk" bonds. Fixed income securities rated Baa by Moody's or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Fixed income obligations rated lower than Baa by Moody's or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of non-payment of interest and principal. Descriptions of the quality ratings of Moody's, S&P, and Fitch are included as Appendix A to this SAI. While the Advisor utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

MONEY MARKET INSTRUMENTS. Each Fund may invest directly and indirectly in money market instruments including U.S. Government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund. Money market instruments also may include Banker's Acceptances and Certificates of Deposit of domestic branches of banks, Commercial Paper, and Variable Amount Demand Master Notes ("Master Notes"). BANKER'S ACCEPTANCES are time drafts drawn on and "accepted" by a bank. When a bank "accepts" such a time draft, it assumes liability for its payment. When a Fund acquires a Banker's Acceptance, the bank that "accepted" the time draft is liable for payment of interest and principal when due. The Banker's Acceptance carries the full faith and credit of such bank. A CERTIFICATE OF DEPOSIT ("CD") is an unsecured, interest bearing debt obligation of a bank. COMMERCIAL PAPER is an unsecured, short-term debt obligation of a bank, corporation, or other borrower. Commercial Paper maturity generally ranges from two to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest directly in Commercial Paper only if it is rated in one of the top two rating categories by Moody's, S&P or Fitch or, if not rated, is of equivalent quality in the Advisor's opinion. Commercial Paper may include Master Notes of the same quality. MASTER NOTES are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds' custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Funds.

U.S. GOVERNMENT SECURITIES. The Funds may invest a portion of the portfolio in U.S. government securities such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association ("GNMA") and the Overseas Private Investment Corporation ("OPIC"), as well as obligations of U.S. government authorities, agencies, and instrumentalities such as Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Housing Administration, Federal Farm Credit Bank ("FFCB"), Federal Home Loan Bank, Student Loan Marketing Association ("SLMA"), and The Tennessee Valley Authority. U.S. government securities may be acquired subject to repurchase agreements. While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g., GNMA and OPIC), several are supported by the right of the issuer to borrow from the U.S. Government (e.g. FNMA and FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA and FFCB). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. government, since it is not obligated to do so by law. The guarantee of the U.S. government does not extend to the yield or value of the Funds' shares.

ZERO COUPON SECURITIES. The Funds may purchase zero coupon securities. Zero coupon securities do not pay interest or principal until final maturity unlike fixed income securities that provide periodic payments of interest (referred to as a coupon payment). Zero coupon securities are bought at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. One must wait until maturity to receive interest and principal, which increases the market and credit risks of a zero coupon security. A zero coupon step-up security converts to a coupon security before final maturity.

REPURCHASE AGREEMENTS. The Funds may invest in repurchase agreements. A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. Government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser's holding period. Any repurchase transaction in which the Funds engage will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value.

REVERSE REPURCHASE AGREEMENTS. The Funds may also be involved with reverse repurchase agreements. Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

ILLIQUID INVESTMENTS. Each Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board, the Advisor determines the liquidity of a Fund's investments, and through reports from the Advisor, the Board monitor investments in illiquid instruments. In determining the liquidity of a Fund's investments, the Advisor may consider various factors including: (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Investments in illiquid securities poses risks of potential delays in resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

RESTRICTED SECURITIES. Within its limitations on investment in illiquid securities, each Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

FUNDING AGREEMENTS. Within the limitations on investments in illiquid securities, the Funds may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven days or less. An insurance company may be subject to special protection under state insurance laws, which protections may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

OPTIONS. The Funds may purchase and write put and call options on securities. A Fund may write a put or call option only if the option is "covered" by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund's obligation as writer of the option. The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, a Fund may be unable to close out a position.

FUTURES CONTRACTS. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated "contracts markets" by the Commodities Futures Trading Commission ("CFTC"). No purchase price is paid or received when the contract is entered into. Instead, a Fund, upon entering into a futures contract (and to maintain the Fund's open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade fixed income securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Funds seek to earn interest income on their initial and variation margin deposits.

The Funds will incur brokerage fees when they purchase and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by the Funds will usually be liquidated in this manner, the Funds may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

SECURITIES INDEX FUTURES CONTRACTS. Purchases or sales of securities index futures contracts may be used in an attempt to protect a Fund's current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate "short" position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

OPTIONS ON FUTURES CONTRACTS. The Funds may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a "long" position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a "short" position), for a specified exercise price at any time before the option expires.

The Funds will write options only on futures contracts that are "covered." A Fund will be considered "covered" with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, United States government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker). A Fund will be considered "covered" with respect to a call option it has written on a fixed income security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract. A Fund will be considered "covered" with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisor, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a "long" position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a "short" position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If a Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Funds to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging a Fund's portfolio against a general decline in market prices. The purchase of a call option on a futures contract may represent a means of hedging a Fund's portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund's holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

LIMITATIONS ON PURCHASE AND SALE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Options and futures can be volatile instruments and involve certain risks. If the Advisor applies a hedge in a Fund's portfolio at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.

In general, the Funds will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for "bona fide hedging" purposes (as defined under the CFTC regulations); or
(ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are "in-the-money" (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund's total assets.

In instances involving the purchase of futures contracts or the writing of put options thereon by a Fund, the Fund will deposit in a segregated account with its custodian an amount of cash, cash equivalents and/or appropriate securities equal to the cost of such futures contracts or options written (less any related margin deposits), to the extent that such deposits are required under the 1940 Act.

FORWARD COMMITMENT & WHEN-ISSUED SECURITIES. The Funds may purchase securities on a when-issued basis or for settlement at a future date if the particular Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Funds would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Funds may sell such a security prior to the settlement date if the Advisor felt such action was appropriate. In such a case, the Funds could incur a short-term gain or loss.

SHORT SALES OF SECURITIES. The Funds may make short sales, which are transactions in which the particular Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete a short sale transaction, a Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs. The Fund then sells the borrowed security to a buyer in the market. The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender. Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan. In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. When a Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. Government securities, or equity securities) on the Fund's books and/or in a segregated account at the Fund's custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender. In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily. To the extent the market price of the security sold short increases and more assets are required to meet the Fund's short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund's short position obligations.

In addition, the Funds may make short sales "against the box," i.e., when a Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

INVESTMENTS IN COMPANIES WITH BUSINESS RELATED TO COMMODITIES. As explained under "Fundamental Restrictions" below, the Funds do not invest directly in commodities. However, the Funds may from time to time invest in securities of companies whose business is related to commodities, or in registered investment companies or other companies that invest directly or indirectly in commodities. For example, a Fund may invest in companies who business is related to mining of precious or other metals (e.g., gold, silver, etc.) or registered investment companies that invest in securities of mining companies and related instruments (including, without limitation, the underlying commodities). Investments in equity securities of companies involved in mining or related precious metals industries, and the value of the investment companies and other companies that invest in precious metals and other commodities are subject to a number of risks. For example, the prices of precious metals or other commodities can make sharp movement, up or down, in response to cyclical economic conditions, political events or the monetary policies of various countries, any of which may adversely affect the valve of companies who business is related to such commodities, or the value of investment companies and other companies investing in such business or commodities. Furthermore, such companies are subject to risks related to fluctuations of prices and perceptions of value in commodities markets generally.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33% of that particular Fund's total assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Advisor has determined are creditworthy under guidelines established by the Board.. In determining whether a Fund will lend securities, the Advisor will consider all relevant facts and circumstances. The Funds may not lend securities to any company affiliated with the Advisor. Each loan of securities will be collateralized by cash, securities, or letters of credit. A Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. It is anticipated that the Funds may share with the borrower some of the income received on the collateral for the loan or the Funds will be paid a premium for the loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

INVESTMENTS IN SWAPS AND OTHER CREDIT DERIVATIVES. The Funds may invest in swaps and other credit derivatives such as credit default swaps ("CDSs"). The economic return of CDSs depends upon the performance of the reference obligations and/or the reference entities. Exposure to the credit risk of such types of assets through the purchase of CDSs presents risks in addition to those resulting from direct purchases of such types of assets as the related reference obligations. For instance, an active market may not exist for any of the CDSs in which Funds invest. As a result, the Funds' ability to maximize returns or minimize losses on such CDSs may be impaired. In addition, the Funds will usually have a contractual relationship only with the counterparty offering the CDS and not the reference obligors on the reference obligations. As a result, a Fund generally will have no right directly to enforce compliance by the reference obligors with the terms of the reference obligations, no rights of set-off against the reference obligors, or any voting or other rights of ownership with respect to the reference obligations. A Fund will not directly benefit from any collateral supporting such reference obligations and will not have the benefit of the remedies that would normally be available to a holder of such reference obligations. Even if, in the case of physically settled CDSs, a Fund obtains such rights upon delivery of the defaulted reference obligations, the Fund's ability to "work-out" effectively the defaulted reference obligations may be significantly diminished.

CDSs also expose a Fund to counterparty risk. In the event of the insolvency of the counterparty, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the reference obligations. Consequently, the Fund will be subject to credit risk with respect to defaults by such counterparty as well as by the reference obligors.

When a Fund enters into a short unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to either deliver the defaulted reference obligation or an equivalent cash payment. Similarly, when a Fund enters into a long unfunded CDS, upon the occurrence of a credit event, the Fund has an obligation to deliver a cash payment related to such credit event. To the extent the Fund lacks adequate funds to satisfy these delivery requirements, the Fund will be required to liquidate other Fund investments in a manner which may be inconsistent with its original investment intent and the Fund's return may be adversely affected.

To the extent a CDS requires a Fund to settle physically the defaulted reference obligation, the Fund may be adversely affected by the purchase price of the defaulted reference obligation. Similarly, CDS cash settlement mechanics may not accurately reflect the related credit loss and may be subject to the discretion of the party performing the calculation. In addition, there can be losses under a CDS without a related default with respect to the referenced obligation. This occurs when the definition of a credit event in the CDS contains events that are not truly credit related and is called credit basis risk. Also, the size of the structured notes underlying a funded CDS in relation to the size of the reference obligation affects the severity of the losses. In general, as the size of the structured notes decreases in relation to the size of the reference obligation, the Fund's exposure to credit risk with respect to the CDS increases. Finally, to the extent that a Fund's swap positions are leveraged, any Fund losses will be magnified.

Other risks of CDSs include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund is long or short the swap, respectively). The Funds' positions in CDSs are also subject to liquidity risk, market risk, structural risk, legal risk, and interest rate risk.

The Funds may also invest in certificates which represent an undivided interest in a pool of high yield fixed income securities ("Underlying Securities"). Such securities pay principal and interest to the extent the Underlying Securities pay principal and interest. A Fund may, subject to certain restrictions, optionally redeem its certificates for the related pro rata interest in the
Underlying Securities. Exposure to the credit risk of such types of assets through the purchase of such certificates presents risks in addition to those resulting from direct purchases of the Underlying Securities. Until the Fund redeems its certificates, the Fund will not have a direct contractual relationship with the issuers of the Underlying Securities and will not have a right directly to enforce compliance by such issuers with the terms of the Underlying Securities, a right of set-off against such issuers, or any direct rights of ownership with respect to the Underlying Securities. The Fund's ability to exercise voting rights with respect to the Underlying Securities may also be limited until it redeems its certificates. The Fund's yield on such securities is dependent upon a number of factors, including, without limitation, the purchase price of such securities and the occurrence of any early or mandatory redemption with respect thereto. The Funds' investments in such certificates are also subject to prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk, and interest rate risk.

A Fund's ability to realize a profit from swap agreement transactions will depend upon the ability of the financial institution with which the Fund enters into the transaction to meet their obligations to the Fund. The Fund may not be able to close out its swap agreement position under certain circumstances at the same time, or at the same price, as it would if it had purchased comparable traded securities.

TEMPORARY DEFENSIVE POSITIONS. As part of each Fund's principal investment strategy, each may invest in cash and cash equivalent positions with up to 100% of its portfolio. In addition, each Fund may, from time to time, take temporary defensive positions that are inconsistent with that Fund's principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions. In such circumstances, each Fund may also hold up to 100% of its portfolio in cash and cash equivalent positions. When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

BORROWING. The Funds may, subject to the restrictions of the 1940 Act, borrow money from banks as a temporary measure. For example, a Fund may borrow money to meet redemption requests or for extraordinary or emergency purposes. In the event a Fund should ever borrow money under these conditions, such borrowing could increase the Fund's costs and thus reduce the value of the Fund's assets.

                             INVESTMENT LIMITATIONS

The Funds have adopted the following investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of a particular Fund with respect to that Fund. A "majority" for this purpose means the lesser of (i) 67% of the Fund's outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented; or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase of the applicable securities.

FUNDAMENTAL RESTRICTIONS. As a matter of fundamental policy, each of the Funds may not:

(1)   Issue senior securities, except as permitted by the 1940 Act;

(2) Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions). For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3) Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4) Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5) Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers' acceptances and repurchase agreements shall not be deemed to be the making of a loan;

(6) Purchase or sell real estate or interests in real estate; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities); and

(7) Invest 25% or more of its total assets in securities of issuers in any particular industry. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.

NON-FUNDAMENTAL RESTRICTIONS. The following investment limitations are not fundamental and may be changed without shareholder approval. As a matter of non-fundamental policy, each of the Funds may not:

(1) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions). For purposes of this limitation, short sales of securities and futures trades, forward contracts or similar trades requiring margin deposits or other use of a margin account are not considered purchasing securities on margin;

(2) Make investments for the purpose of exercising control or management over a portfolio company;

(3) Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4) Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(5)   Invest  in  interests  in  oil,  gas  or  other  mineral   exploration  or
      development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs;

(6) Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants; and

(7)   Invest more than 15% of its net assets in illiquid securities.

With respect to the "fundamental" and "non-fundamental" investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

                             PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds. The Advisor shall manage each Fund's portfolio in accordance with the terms of an Investment Advisory Agreement by and between the Advisor and each Fund (each an "Investment Advisory Agreement"), which is described in detail under "Management and Other Service Providers - Investment Advisor." The Advisor serves as investment advisor for a number of client accounts, in addition to the Funds.

BROKERAGE SELECTION. The Funds have adopted, and the Board has approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to brokers. In accordance with these policies and procedures, in selecting brokers to be used in portfolio transactions, the Advisor's general guiding principle is to obtain the best overall execution for each trade, which is a combination of price and execution. With respect to execution, the Advisor considers a number of factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisor's past experience with similar trades and other factors that may be unique to a particular order. Recognizing the value of these judgmental factors, the Advisor may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade. The Advisor may not give consideration to sales of shares of a Fund as a factor in selecting brokers to execution of portfolio transactions. The Advisor may, however, place portfolio transactions with brokers that promote or sell a Fund's shares so long as such transactions are done in accordance with the policies and procedures established by the Board that are designed to ensure that the selection is consistent with the Advisor's obligation to obtain best execution and not on the broker's sales efforts.

Under Section 28(e) of the Securities Exchange Act of 1934 and the Investment Advisory Agreements, the Advisor is authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker. The research received by the Advisor may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisor to determine and track investment results; and trading systems that allow the Advisor to interface electronically with brokerage firms, custodians and other providers. Research is received in the form of written reports, telephone contacts, personal meetings, research seminars, software programs and access to computer databases. In some instances, research products or services received by the Advisor may also be used by the Advisor for functions that are not research related (i.e. not related to the making of investment decisions). Where a research product or service has a mixed use, the Advisor will make a reasonable allocation according to its use and will pay for the non-research function in cash using its own funds.

The research and investment information services described above make available to the Advisor for its analysis and consideration the views and information of individuals and research staffs of other securities firms. These services may be useful to the Advisor in connection with advisory clients other than the Funds and not all such services may be useful to the Advisor in connection with the Funds. Although such information may be a useful supplement to the Advisor's own investment information in rendering services to a Fund, the value of such research and services is not expected to materially reduce the expenses of the Advisor in the performance of its services under the Investment Advisory Agreement and will not reduce the management fees payable to the Advisor by the Fund.

A Fund may invest in securities traded in the over-the-counter market. In these cases, the Fund may initiate trades through brokers on an agency basis and pay a commission in connection with the transaction. The Fund may also effect these transactions by dealing directly with the dealers who make a market in the securities involved, in which case the costs of such transactions would involve dealer spreads rather than brokerage commissions.

During the fiscal years ended May 31, 2008, 2007 and 2006, the Managed Fund paid brokerage commissions of $445,109, $175,129 and $399,609, respectively. The increase in brokerage commission for the Managed Fund during the fiscal year ended May 31, 2008 was primarily due to a higher rate of portfolio turnover and a significant increase in the Fund's net assets during such year. During the fiscal years ended May 31, 2008, 2007 and 2006, the Core Advantage Fund paid brokerage commissions of $108,301, $82,122 and $44,683, respectively. The increase in brokerage commissions for the Core Advantage Fund during the fiscal year ended May 31, 2007 was primarily due to a significant increase in the Fund's net assets during such year.

AGGREGATED TRADES. While investment decisions for each of the Funds are made independently from those for any other investment companies and accounts advised or managed by the Advisor, such other advisory clients may invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for each Fund with those to be sold or purchased for other investment companies or accounts advised or managed by the Advisor in executing transactions. When a purchase or sale of the same security is made as part of an aggregated trade, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisor believes to be equitable to the participating Fund(s) and other participating investment companies or accounts. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of a Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates. The portfolio turnover rates of the Managed Fund for the fiscal years ended May 31, 2008, 2007 and 2006 were 870%, 346% and 871%, respectively. The increased portfolio turnover rate for the Managed Fund during the fiscal year ended March 31, 2008 was due primarily to a significant increase in the Fund's net assets. The portfolio turnover rates of the Core Advantage Fund for the fiscal years ended May 31, 2008, 2007 and 2006 were 541%, 291% and 473%, respectively. The increased portfolio turnover rate of the Core Advantage Fund during the fiscal year ended May 31, 2008 was primarily due to an increased number of portfolio transactions as a result of market conditions.

                            DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on February 28, 2003, is an open-end management investment company. The Trust's Amended and Restated Agreement and Declaration of Trust ("Trust Instrument") authorizes the Board to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Trust currently consists of two Funds and each Fund has one class of shares, which is sometimes referred to as "Class A shares". Additional series and/or classes may be created from time to time. The number of shares of the Trust shall be unlimited. When issued for payment as described in the Prospectus and this SAI, shares of the Funds will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or a Fund, shareholders of the Fund being liquidated would be entitled to receive the assets available for distribution belonging to such Fund. Shareholders of a Fund are entitled to participate equally in the net distributable assets of the Fund upon liquidation, based on the number of shares of the Fund that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments that are not readily identifiable as belonging to any particular Fund, the Board shall allocate them among any one or more of the Funds as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series or class-by-class basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. The Trust has adopted a Rule 18f-3 Multi-Class Plan that contains the general characteristics of, and conditions under which the Trust may offer multiple classes of shares of each series. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of shareholders cannot be modified by less than a majority vote.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held. Shares of all series of the Trust have equal voting rights and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Rights of shareholders cannot be modified by less than a majority vote. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

The Trustees will hold office indefinitely, except that: (i) any Trustee may resign or retire; and (ii) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust. In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee's bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold annual shareholders' meetings unless required by law. There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act. As set forth in the Trust's By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

                     MANAGEMENT AND OTHER SERVICE PROVIDERS

The Board is responsible for the management and supervision of the Funds. The Board approves all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Funds; and oversee the business activities of the Funds. This section of the SAI provides information about the persons who serve as Trustees and executive officers to the Trust, as well as the entities that provide services to the Trust.

TRUSTEES AND OFFICERS. Following are the Trustees and executive officers of the Trust, their age and address, their present position with the Trust, and their principal occupation during the past five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisor and those Trustees who are not an "interested person" as defined in the 1940 Act ("Independent Trustees"), are indicated in the table. The address of each Trustee and executive officer of the Trust, unless otherwise indicated, is 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                           POSITION(S)   LENGTH OF                                            COMPLEX
                            HELD WITH      TIME            PRINCIPAL OCCUPATION(S)          OVERSEEN BY     OTHER DIRECTORSHIPS
      NAME AND AGE            TRUST       SERVED             DURING PAST 5 YEARS              TRUSTEE         HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------------------
James M. Baker (age 57)    Trustee         Since     Mr. Baker has been the President of         2        Mr. Baker serves as a
                                         June 2003   Baker & Lassiter, Inc. (real estate                  director of Community
                                                     development and management) since                    Capital Bank, a
                                                     1994.                                                closely held state
                                                                                                          chartered bank.
----------------------------------------------------------------------------------------------------------------------------------
Norman A. McLean (age 54)  Trustee         Since     Mr. McLean has been the Director of         2                 None
                                         June 2003   Marketing/Public Relations for St.
                                                     Mary's Health Care System (health
                                                     care) since September, 2005. Mr.
                                                     McLean previously was Associate
                                                     Athletic Director for Marketing and
                                                     Promotions at the University of
                                                     Georgia Athletic Association, Inc.
                                                     ("UGAA") from July, 1981 until
                                                     July, 2004.
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                           POSITION(S)   LENGTH OF                                            COMPLEX
                            HELD WITH      TIME            PRINCIPAL OCCUPATION(S)          OVERSEEN BY     OTHER DIRECTORSHIPS
      NAME AND AGE            TRUST       SERVED             DURING PAST 5 YEARS              TRUSTEE         HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------------------------
                                                       INTERESTED TRUSTEE*
----------------------------------------------------------------------------------------------------------------------------------
Gregory L. Morris (age     Trustee and     Since     Mr. Morris has been a portfolio            2                 None
61)                        Chairman      June 2007   manager of the Advisor since
                                                     November 2004. He previously was a
                                                     principal of MurphyMorris Money
                                                     Management Co. from 2000 to 2005.
----------------------------------------------------------------------------------------------------------------------------------
* GREGORY L. MORRIS IS AN INTERESTED TRUSTEE BECAUSE HE IS AN EMPLOYEE OF THE ADVISOR.
----------------------------------------------------------------------------------------------------------------------------------
                                                    OTHER EXECUTIVE OFFICERS
----------------------------------------------------------------------------------------------------------------------------------
Judson P. Doherty (age     President     President   Mr. Doherty has been President of          n/a                 n/a
40)                        (Principal      since     the Advisor since 2007, its Chief
                           Executive        June     Financial Officer since 2001, and
                           Officer)        2006;     its Chief Compliance Officer since
                           and Chief       Chief     2004. He is also a member of the
                           Compliance    Compliance  Funds' portfolio management team.
                           Officer        Officer
                                           since
                                         Oct. 2004
----------------------------------------------------------------------------------------------------------------------------------
Timothy A. Chapman         Treasurer       Since     Mr. Chapman is the Chairman of the         n/a                 n/a
(age 48)                   (Principal    June 2006   Board and Chief Executive Officer
                           Financial                 of the Advisor. He has been a
                           Officer)                  portfolio manager of the Advisor
                                                     since February 1993.
----------------------------------------------------------------------------------------------------------------------------------


TRUSTEE STANDING COMMITTEES. The Board has established the following standing committees:

      AUDIT COMMITTEE: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds' accounting and financial reporting policies and practices, reviews the results of the annual audits of the Funds' financial statements, and interacts with the Funds' independent auditors on behalf of the Board. The Audit Committee also serves as the Trust's qualified legal compliance committee and, as such, receives, investigates and makes recommendations as to appropriate remedial action in connection with, any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, trustees or agents. The Audit
      Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met one time during the Funds' last fiscal year

      NOMINATING COMMITTEE: The Independent Trustees are the current members of the Nominating Committee. The Nominating Committee nominates, selects, and appoints Independent Trustees to fill vacancies on the Board and to stand for election at appropriate meetings of the shareholders of the Trust. The Nominating Committee meets only as necessary and did not meet during the Funds' last fiscal year. The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.

      PROXY VOTING COMMITTEE: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the particular Fund's shareholders, on the one hand, and those of the Advisor, principal underwriter or an affiliated person of the Funds, the Advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust's Proxy Voting and Disclosure Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund's shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Funds' last fiscal year.

BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS. The table below shows, for each Trustee, the value of shares of the Funds beneficially owned, and the aggregate value of investments in shares of all funds in the Fund complex, as of December 31, 2008, and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

--------------------------------------------------------------------------------------------------------------------
                                                             DOLLAR RANGE OF
                                                              SHARES OF THE      AGGREGATE DOLLAR RANGE OF SHARES
                                                              FUND OWNED BY        OF ALL FUNDS IN FUND COMPLEX
       NAME OF TRUSTEE                    FUND                   TRUSTEE                OVERSEEN BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------
                                               INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
James M. Baker                 Managed Fund                         B
--------------------------------------------------------------------------------------------------------------------
                               Core Advantage Fund                  B
--------------------------------------------------------------------------------------------------------------------
                                                                                                 B
--------------------------------------------------------------------------------------------------------------------

Norman A. McLean               Managed Fund                         B
--------------------------------------------------------------------------------------------------------------------
                               Core Advantage Fund                  B
--------------------------------------------------------------------------------------------------------------------
                                                                                                 B

--------------------------------------------------------------------------------------------------------------------
                                                INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------
Gregory L. Morris              Managed Fund                         A
--------------------------------------------------------------------------------------------------------------------
                               Core Advantage Fund                  B
--------------------------------------------------------------------------------------------------------------------
                                                                                                 B
--------------------------------------------------------------------------------------------------------------------

OWNERSHIP IN FUND AFFILIATES. As of December 31, 2008, none of the Independent Trustees, nor members of their immediate families, owned, beneficially or of record, securities of the Advisor, the Funds' distributor or any affiliate of the Advisor or the distributor.

COMPENSATION. Officers of the Trust, except the Chief Compliance Officer, and the Trustees who are interested persons of the Trust or the Advisor receive no salary from the Trust. Independent Trustees receive $500 per Fund per meeting attended in person and $200 per Fund per meeting attended by telephone. Half of the fees received by such Trustees will be invested in shares of the particular Fund on the date they are received. The Trust reimburses each Trustee and officer of the Trust for his or her travel and other expenses relating to attendance at Board or committee meetings. The table below reflects the amount of compensation received by each Trustee during the fiscal year ended May 31, 2009.

--------------------------------------------------------------------------------------------------------------------------------
                           AGGREGATE COMPENSATION     PENSION OR RETIREMENT     ESTIMATED ANNUAL      TOTAL COMPENSATION FROM
                                FROM EACH OF           BENEFITS ACCRUED AS        BENEFITS UPON          THE FUNDS AND FUND
    NAME OF TRUSTEE               THE FUNDS           PART OF FUND EXPENSES        RETIREMENT         COMPLEX PAID TO TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
                                                     INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
James M. Baker                     $1,100                     None                    None                     $2,200
--------------------------------------------------------------------------------------------------------------------------------
Norman A. McLean                   $1,400                     None                    None                     $2,800
--------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
Gregory L. Morris                   None                      None                    None                      None
--------------------------------------------------------------------------------------------------------------------------------

CODES OF ETHICS. The Trust, the Advisor and the Funds' principal underwriter have each adopted a code of ethics, as required under Rule 17j-1 of the 1940 Act, that is designed to prevent personnel of the Trust, the Advisor and the Funds' principal underwriter subject to the code from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which securities may also be held by persons subject to a code). The codes permit personnel of the Trust, the Advisor and the principal underwriter subject to the code to invest in securities, including securities that may be purchased or held by the Funds, subject to certain restrictions and pre-approval requirements. In addition, the code of ethics of the Trust, the Advisor and the principal underwriter requires that access persons of such entities report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

ANTI-MONEY LAUNDERING PROGRAM. The Trust has adopted an anti-money laundering ("AML") program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust's AML Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds' service providers are also responsible for monitoring aspects of the program. The anti-money laundering program is subject to the continuing oversight of the Board.

PROXY VOTING POLICIES. The Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Board. Copies of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Proxy Voting and Disclosure Policy are included as Appendix B to this SAI.

No later than August 31 of each year, each Fund files Form N-PX with the SEC. Form N-PX states how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30. Each Fund's proxy voting records, as set forth in its most recent Form N-PX filing, are available upon request, without charge, by calling the Fund at 1-866-383-7636. This information is also available on the SEC's website at http://www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES. As of May 29, 2009, the Trustees and Officers of the Trust as a group owned beneficially (i.e., had direct or indirect voting and/or investment power) less than 1% of the then outstanding shares of each of the Managed Fund and the Core Advantage Fund. As of the same date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of each Fund:

                                  MANAGED FUND

  Name and Address of                          Amount and
      Record Owner                         Nature of Ownership    Percentage Ownership
      ------------                         -------------------    --------------------
National Financial Services LLC              Record Owner of             83.05%*
For The Exclusive Benefit of Customers   12,439,551.975 Shares
200 Liberty Street, 5th Floor
One World Financial Center
New York, New York 10281

                              CORE ADVANTAGE FUND

  Name and Address of                          Amount and
     Record Owner                          Nature of Ownership    Percentage Ownership
     ------------                          -------------------    --------------------
National Financial Services LLC              Record Owner of             94.96%*
For The Exclusive Benefit of Customers    3,048,058.381 Shares
200 Liberty Street, 5th Floor
One World Financial Center
New York, New York 10281

* MAY BE DEEMED TO "CONTROL" THE FUND AS A RESULT OF BEING THE RECORD OWNER OF MORE THAN 25% OF THE FUND'S OUTSTANDING SHARES. THE FUNDS BELIEVE THAT SUCH ENTITY DOES NOT HAVE BENEFICIAL INTEREST IN SUCH SHARES.

INVESTMENT ADVISOR. Information about the Advisor, Stadion Money Management, Inc. (formerly PMFM, Inc.), 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, and its duties and compensation as Advisor is contained in the Prospectus. The Advisor, organized as a Georgia corporation, is controlled by Timothy Allen Chapman. Mr. Chapman is a co-founder of the Advisor and was also a co-founder and Vice President of MurphyMorris Money Management Co., an investment advisory firm and affiliate of the Advisor that managed the MurphyMorris ETF Fund, a mutual fund that merged with and into the Core Advantage Fund in June 2005.

The Advisor supervises each Fund's investments pursuant to an Investment Advisory Agreement. Each Investment Advisory Agreement remains effective only so long as such renewal and continuance is specifically approved at least annually by the Board or by vote of a majority of the respective Fund's outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. Each Investment Advisory Agreement is terminable without penalty on 60 days' notice by the Board or by vote of a majority of the outstanding voting securities of the particular Fund. Each Investment Advisory Agreement provides that it will terminate automatically in the event of its "assignment," as such term is defined in the 1940 Act.

The Advisor manages each Fund's investments in accordance with the stated investment objective and policies of that Fund, subject to the oversight of the Board. The Advisor is responsible for investment decisions, and provides each Fund with portfolio managers who are authorized by the Board to execute purchases and sales of securities. A management team consisting of Timothy A. Chapman, Judson P. Doherty, Gregory L. Morris and Brad A. Thompson is responsible for the day-to-day management of each Fund's portfolio.

Under each Investment Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Investment Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties; or from its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

The Advisor receives a monthly advisory fee from each Fund equal to an annual rate of 1.25% of the Fund's average daily net assets up to $150 million and 1.00% of such assets over $150 million. In addition, the Advisor and each Fund has entered into an Expense Limitation Agreement under which the Advisor has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 1.70% of each Fund's average daily net assets for the fiscal year ending May 31, 2010. As a result, the Funds' "Net Annual Fund Operating Expenses" (excluding interest, taxes, brokerage fees and commissions, extraordinary expenses and Acquired Fund Fees and Expenses) will be limited to 1.95% of average daily net assets for the fiscal year ending May 31, 2010. It is expected that the Expense Limitation Agreements will continue from year-to-year provided such continuance is approved by the Board.

For the fiscal year ended May 31, 2008, the Advisor received $1,068,126 for services to the Managed Fund. For the fiscal year ended May 31, 2007, the Advisor received $686,254 for services to the Managed Fund (which was net of fee waivers in the amount of $60,829). For the fiscal year ended May 31, 2006, the Advisor received $1,065,410 for services to the Managed Fund.

For the fiscal year ended May 31, 2008, the Advisor received $433,699 for services to the Core Advantage Fund (which was net of fee waivers in the amount of $2,069). For the fiscal year ended May 31, 2007, the Advisor received $290,073 for services to the Core Advantage Fund (which was net of fee waivers in the amount of $7,014). For the fiscal year ended May 31, 2006, the Advisor received $68,527 for services to the Core Advantage Fund (which was net of fee waivers in the amount of $50,715); in addition, the Advisor reimbursed a portion of the Fund's expenses for that fiscal year in the amount of $15,681.

PORTFOLIO MANAGERS.

COMPENSATION. The portfolio managers' compensation varies with the general success of the Advisor as a firm. Each portfolio manager's compensation consists of a fixed annual salary, plus additional remuneration based on the Advisor's profitability. The portfolio managers' compensation is not directly linked to the Funds' performance or assets, though positive performance and growth in managed assets are factors that may contribute to the Advisor's revenues and distributable profits.

OWNERSHIP OF FUND SHARES. The table below shows the amount of Fund shares beneficially owned by each portfolio manager as of May 31, 2009, stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D =
$50,001-$100,000; E = $100,001-$500,000;  F = $500,001-$1,000,000;  and G = over
$1,000,000.

----------------------------------------------------------------------------------------------------------------
                                                             DOLLAR RANGE OF FUND      AGGREGATE DOLLAR RANGE OF
  NAME OF PORTFOLIO MANAGER                FUND                  SHARES OWNED          SHARES OF ALL FUNDS OWNED
----------------------------------------------------------------------------------------------------------------
Timothy A.  Chapman             Managed Fund                           B
----------------------------------------------------------------------------------------------------------------
                                Core Advantage Fund                    C
----------------------------------------------------------------------------------------------------------------
                                                                                                   C
----------------------------------------------------------------------------------------------------------------
Judson P. Doherty               Managed Fund                           C
----------------------------------------------------------------------------------------------------------------
                                Core Advantage Fund                    C
----------------------------------------------------------------------------------------------------------------
                                                                                                   D
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                             DOLLAR RANGE OF FUND      AGGREGATE DOLLAR RANGE OF
  NAME OF PORTFOLIO MANAGER                FUND                  SHARES OWNED          SHARES OF ALL FUNDS OWNED
----------------------------------------------------------------------------------------------------------------
Gregory L. Morris               Managed Fund                           A
----------------------------------------------------------------------------------------------------------------
                                Core Advantage Fund                    B
----------------------------------------------------------------------------------------------------------------
                                                                                                   B
----------------------------------------------------------------------------------------------------------------

Brad A. Thompson                Managed Fund                           A
----------------------------------------------------------------------------------------------------------------
                                Core Advantage Fund                    A
----------------------------------------------------------------------------------------------------------------
                                                                                                   A
----------------------------------------------------------------------------------------------------------------

OTHER ACCOUNTS. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The table below shows the number of, and total assets in, such other accounts as of May 31, 2009.

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF        TOTAL ASSETS OF
                                                            TOTAL                         ACCOUNTS MANAGED     ACCOUNTS WITH
NAME OF                                                   NUMBER OF                       WITH ADVISORY FEE      ADVISORY FEE
PORTFOLIO                                                 ACCOUNTS     TOTAL ASSETS OF        BASED ON            BASED ON
MANAGER              TYPE OF ACCOUNTS                      MANAGED     ACCOUNTS MANAGED      PERFORMANCE         PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
Timothy A. Chapman   Registered Investment Companies:         0              $ 0                   0                  $ 0
                     Other Pooled Investment Vehicles:        9          $290 million              0                  $ 0
                     Other Accounts:                        63,400       $768 million              0                  $ 0
--------------------------------------------------------------------------------------------------------------------------------
Judson P. Doherty    Registered Investment Companies:         0              $ 0                   0                  $ 0
                     Other Pooled Investment Vehicles:        8          $290 million              0                  $ 0
                     Other Accounts:                        63,400       $768 million              0                  $ 0
--------------------------------------------------------------------------------------------------------------------------------
Gregory L. Morris    Registered Investment Companies:         0              $ 0                   0                  $ 0
                     Other Pooled Investment Vehicles:        9          $290 million              0                  $ 0
                     Other Accounts:                        63,400       $768 million              0                  $ 0
--------------------------------------------------------------------------------------------------------------------------------
Brad A. Thompson     Registered Investment Companies:         0              $ 0                   0                  $ 0
                     Other Pooled Investment Vehicles:        9          $290 million              0                  $ 0
                     Other Accounts:                        63,400       $768 million              0                  $ 0
--------------------------------------------------------------------------------------------------------------------------------

CONFLICTS OF INTERESTS. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other. These other accounts include separately managed private clients and discretionary 401(k) accounts ("Other Accounts"). The Other Accounts might have similar investment objectives as the Funds, be compared to the same index as the Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds.

      KNOWLEDGE OF THE TIMING AND SIZE OF FUND TRADES: A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Funds. The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa.

      INVESTMENT OPPORTUNITIES: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. Differences in the compensation structures of the Advisor's investment products may give rise to a conflict of interest by creating an incentive for the Advisor to allocate the investment opportunities it believes might be the most profitable to the client accounts where it might benefit the most from the investment gains.

ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT. Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as the Administrator, Fund Accountant and Transfer Agent to the Funds pursuant to an Administration Agreement, a Fund Accounting Agreement and a Transfer Agent and Shareholder Services Agreement (the "Service Agreements").

As Administrator, Ultimus assists in supervising all operations of the Funds (other than those performed by the Advisor under the Advisory Agreement). Ultimus has agreed to perform or arrange for the performance of the following services (under the Service Agreements, Ultimus may delegate all or any part of its responsibilities thereunder):

      -- prepares and assembles reports required to be sent to the Funds' shareholders and arranges for the printing and dissemination of such reports;
      -- assembles reports required to be filed with the SEC and files such completed reports with the SEC;
      -- arranges for the dissemination to shareholders of the Funds' proxy materials and oversees the tabulation of proxies;
      -- files the Funds' federal income and excise tax returns and the Funds' state and local tax returns;
      -- assists in monitoring compliance of each of the Funds' operations with the 1940 Act and with its investment policies and limitations; and
      -- makes such reports and recommendations to the Board of Trustees as the Board reasonably requests or deems appropriate.

As Fund Accountant, Ultimus maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts. Ultimus also maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, reconciles cash movements with the Custodian, verifies and reconciles with the Custodian all daily trade activities; provides certain reports; obtains prices used in determining net asset value; and prepares interim balance sheets, statements of income and expense, and statements of changes in net assets for the Funds.

As Transfer Agent, Ultimus performs the following services in connection with the Funds' shareholders: maintains records for each of the Funds' shareholders of record; processes shareholder purchase and redemption orders; processes dividend payments and reinvestments; and assists in the mailing of shareholder reports and proxy solicitation materials.

Ultimus receives fees from each Fund for its services as Administrator, Fund Accountant and Transfer Agent, and is reimbursed for certain expenses assumed pursuant to the Service Agreements. The fee payable to Ultimus as Administrator is calculated daily and paid monthly, at the annual rate of 0.15% of the average daily net assets of each Fund up to $25 million; 0.125% of such assets between $25 million and $50 million; 0.10% of such assets between $50 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets over $500 million; subject, however, to a minimum fee with respect to each Fund of $2,000 per month. The fee payable by each Fund to Ultimus as Fund Accountant is $2,500 per month for a Fund with one class of shares, $3,000 per month for a Fund with two classes of shares and $3,500 a month for a Fund with three classes of shares; plus an asset based fee at the annual rate of 0.01% of the Fund's average daily net assets up to $500 million and 0.005% of such assets over $500 million. The fee payable by each Fund to Ultimus as Transfer Agent is at the annual rate of $18 per shareholder account, subject to a minimum fee with respect to each Fund of $1,500 per month. This monthly fee is reduced to $1,000 for a Fund or share class with less than 25 shareholders.

For services to the Managed Fund for the fiscal year ended May 31, 2008, Ultimus received $104,118 in administration fees, $40,565 in fund accounting fees and $22,798 in transfer agent fees. For services to the Core Advantage Fund for the fiscal year ended May 31, 2008, Ultimus received $49,194 in administration fees, $35,483 in fund accounting fees and $20,500 in transfer agent fees.

Unless sooner terminated as provided therein, the Service Agreements between the Trust and Ultimus will continue in effect until June 1, 2009. The Service Agreements, unless otherwise terminated as provided in the Service Agreements, are thereafter renewed automatically for successive one-year periods.

Prior to June 1, 2007, The Nottingham Company ("NTC") served as the Funds' administrator and fund accountant. For services to the Managed Fund and the Core Advantage Fund for the fiscal year ended May 31, 2008, NTC received $23,551 and $13,841, respectively, related to conversion matters and transition services. For services to the Managed Fund and the Core Advantage Fund for the fiscal year ended May 31, 2007, NTC received $118,350 and $55,280, respectively, in fund administration fees and $41,977 and $35,686, respectively, in fund accounting fees. For services to the Managed Fund and the Core Advantage Fund for the fiscal year ended May 31, 2006, NTC received $140,349 and $24,000, respectively, in fund administration fees and $44,523 and $27,954, respectively, in fund accounting fees.

Prior to June 1, 2007, North Carolina Shareholder Services, LLC d/b/a NC Shareholder Services, LLC ("NCSS") served as transfer, dividend paying, and shareholder servicing agent for the Funds. For the fiscal year ended May 31, 2007, NCSS received transfer agent fees of $27,000 from the Managed Fund and $23,000 from the Core Advantage Fund. For the fiscal year ended May 31, 2006, NCSS received transfer agent fees of $27,000 from the Managed Fund and $21,000 from the Core Advantage Fund.

DISTRIBUTOR. Ultimus Fund Distributors, LLC (the "Distributor"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the exclusive agent for distribution of shares of the Funds, pursuant to a Distribution Agreement (the "Distribution Agreement"). The Distributor may sell shares of the Funds directly or to or through qualified securities dealers or other approved entities, including, without limitation, sub-distributors, fund supermarkets, wholesalers and other marketing and distribution outlets. The Distributor is obligated to sell shares of the Funds on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor is an affiliate of Ultimus, and Robert G. Dorsey, Mark J. Seger and John F. Splain are each Managing Directors of the Distributor and officers of the Trust. The Distributor is a broker-dealer registered with the SEC and a member in good standing of the Financial Industry Regulatory Authority ("FINRA") and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Funds shall from time to time offer their shares for sale, in order that state registrations may be maintained for the Funds. The Distribution Agreement may be terminated by either party upon 60 days' prior written notice to the other party. Under the Distribution Agreement, the Distributor is paid $6,000 per annum for its services. In addition, during the fiscal year ended May 31, 2008, the Distributor earned underwriting fees of $5,936 and $349 on the sale of Class A shares of the Managed Fund and the Core Advantage Fund, respectively.

CUSTODIAN. U.S. Bank, N.A., ("Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Funds' assets. The Custodian acts as the depository for the Funds, safekeeps their portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Funds' request and maintains records in connection with its duties as Custodian.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The Board has selected the firm of Briggs, Bunting & Dougherty, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Funds for the current fiscal year and to audit the annual financial statements of the Funds, prepare the Funds' federal, state and excise tax returns, and consult with the Funds on matters of accounting and federal and state income taxation. Such firm will audit the financial statements of the Funds at least once each year. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

LEGAL COUNSEL. Kilpatrick Stockton LLP, 1001 West Fourth Street, Winston-Salem, North Carolina 27101, serves as legal counsel to the Trust and the Funds.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Reference is made to "Investing in the Funds" in the Prospectus for more information concerning how to purchase and redeem shares. The following information supplements the information regarding share purchases and share redemptions in the Prospectus:

PURCHASES. Shares of the Funds will be offered and sold on a continuous basis. The purchase price of shares of each Fund is the net asset value next determined after the order is received, subject to the order being accepted by the Funds in proper form. Net asset value is normally determined at the time regular trading closes on the New York Stock Exchange ("NYSE") on days that the NYSE is open for regular trading (currently 4:00 p.m. Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under "Net Asset Value" below. Each Fund's net asset value is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price computed on the date of receipt and an order received after the time regular trading closes on the NYSE will be executed at the price computed as of that time on the next business day.

Each of the Funds reserves the right in its sole discretion: (i) to suspend the offering of its shares; (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of that Fund and its shareholders; and (iii) to reduce or to waive the minimum for initial and subsequent investments under circumstances where certain economies can be achieved in sales of Fund shares.

SALES CHARGES. The public offering price of shares of the Funds equals net asset value plus a sales charge. The Distributor receives this sales charge and may reallow it as described in the table below.

-----------------------------------------------------------------------------------------------
                                        SALES CHARGE        SALES CHARGE     DEALER REALLOWANCE
    AMOUNT OF TRANSACTION              AS % OF PUBLIC       AS % OF NET        AS % OF PUBLIC
   AT PUBLIC OFFERING PRICE            OFFERING PRICE     AMOUNT INVESTED      OFFERING PRICE
-----------------------------------------------------------------------------------------------
Less than $25,000                          5.75%               6.10%                5.25%
-----------------------------------------------------------------------------------------------
$25,000 but less than $50,000              5.00%               5.26%                4.50%
-----------------------------------------------------------------------------------------------
$50,000 but less than $100,000             4.50%               4.71%                4.00%
-----------------------------------------------------------------------------------------------
$100,000 but less than $250,000            3.50%               3.63%                3.00%
-----------------------------------------------------------------------------------------------
$250,000 but less than $500,000            2.50%               2.56%                2.25%
-----------------------------------------------------------------------------------------------
$500,000 but less than $750,000            2.00%               2.04%                1.75%
-----------------------------------------------------------------------------------------------
$750,000 but less than $1,000,000          1.50%               1.52%                1.30%
-----------------------------------------------------------------------------------------------
$1,000,000 or more*                        None                None                 None
-----------------------------------------------------------------------------------------------

* A CONTINGENT DEFERRED SALES CHARGE OF 1.00% IS IMPOSED ON CERTAIN SHARES REDEEMED WITHIN ONE YEAR OF A PURCHASE OF $1 MILLION OR MORE.

From time to time dealers who receive reallowances from the Distributor may reallow all or a portion of such dealer discounts and brokerage commissions to other dealers or brokers. Pursuant to the terms of the Distribution Agreement, the sales charge payable to the Distributor and the dealer reallowances may be suspended, terminated, or amended.

DEALERS; ARRANGEMENTS WITH DEALERS. The dealer reallowances and brokerage commissions schedule above applies to all dealers who have agreements with the Distributor. Additional compensation may be provided to dealers in connection with sales of shares of the Funds. Compensation may include, without limitation, financial assistance to dealers in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising campaigns regarding the Funds, and/or other dealer-sponsored special events. In some instances, this compensation may be made available only to certain dealers whose representatives have sold or are expected to sell a significant amount of such shares. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Dealers may not use sales of the Fund shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory organization, such as FINRA.

The Trust, the Advisor and the Distributor have also entered into a Wholesale Marketing Agreement (the "Wholesale Marketing Agreement") with Mutual of Omaha Investor Services ("MOIS") pursuant to which MOIS may receive compensation from the Trust or the Advisor (e.g., from the Advisor's resources), and a portion of sales charges on sales of Fund shares, for, among other things, identifying, referring and/or introducing broker-dealers who may enter into Dealer Agreements or otherwise sell shares of the Funds. MOIS has also entered into a Dealer Agreement with the Distributor, pursuant to which MOIS may sell shares of the Funds directly. Therefore, it is possible that MOIS may receive compensation for both wholesale and direct sales of shares of the Funds including, without limitation, compensation with respect to the same sale of shares where MOIS provides wholesaling, direct selling and related services through the Wholesale Marketing Agreement and a Dealer Agreement in connection with a single transaction.

REDUCED SALES CHARGES.

PURCHASES BY RELATED PARTIES. Reductions in front-end sales charges apply to purchases by a single "person," including an individual, members of a family unit consisting of a husband, wife, and children under the age of 21 purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust or estate.

CONCURRENT PURCHASES. For purposes of qualifying for a lower front-end sales charge, investors have the privilege of combining concurrent purchases of shares of any of the Funds, as well as shares of any future series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. For example, if a shareholder concurrently purchases shares of the Managed Fund at the total public offering price of $50,000 and purchases shares of the Core Advantage Fund at the total public offering price of $50,000, the sales charge would be that applicable to a $100,000 purchase as shown in the table above. This privilege may be modified or eliminated at any time or from time to time by the Trust without notice thereof.

RIGHTS OF ACCUMULATION. Pursuant to the right of accumulation, investors are permitted to purchase shares of the Funds at the public offering price applicable to the total of (a) the total public offering price of the shares of the Fund then being purchased, including any concurrent purchases as described above, plus (b) an amount equal to the then current net asset value of the purchaser's combined holdings of shares of the Funds and shares of all other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. To receive the applicable public offering price pursuant to the right of accumulation, investors must, at the time of purchase, provide sufficient information to permit confirmation of qualification, and confirmation of the purchase is subject to such verification. This right of accumulation may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTERS OF INTENT. Investors may qualify for a lower sales charge for by executing a letter of intent. A letter of intent allows an investor to purchase shares of the Funds over a 13-month period at reduced sales charges based on the total amount intended to be purchased plus an amount equal to the then current net asset value of the purchaser's combined holdings of shares of the Funds and shares of all other series of the Trust affiliated with the Advisor and sold with a similar or higher sales charge. Thus, a letter of intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a 13-month period. Each investment made during the period receives the reduced sales charge applicable to the total amount of the intended investment.

The letter of intent does not obligate the investor to purchase, or the Funds to sell, the indicated amount. If such amount is not invested within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the charges previously paid. If such difference is not paid by the investor, the Funds are authorized by the investor to liquidate a sufficient number of shares held by the investor to pay the amount due. On the initial purchase of shares, if required (or subsequent purchases, if necessary) shares equal to at least five percent of the amount indicated in the letter of intent will be held in escrow during the 13-month period (while remaining registered in the name of the investor) for this purpose. The value of any shares redeemed or otherwise disposed of by the investor prior to termination or completion of the letter of intent will be deducted from the total purchases made under such letter of intent.

A 90-day backdating period can be used to include earlier purchases at the investor's cost (without a retroactive downward adjustment of the sales charge); the 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the letter of intent. Investors must notify the Funds whenever a purchase is being made pursuant to a letter of intent.

Investors electing to purchase shares pursuant to a letter of intent should carefully read the letter of intent, which is included in the Funds' Account Application, or is otherwise available from the Funds. This letter of intent option may be modified or eliminated at any time or from time to time by the Trust without notice.

REINVESTMENTS. Within 90 days after a redemption of shares of a Fund, investors may reinvest the proceeds from the redemption, without a sales charge, in shares of the Funds. If the shares of the Fund are sold with a sales charge higher than the sales charge the investor paid in connection with the shares redeemed, the investor must pay the difference. In addition, the shares of the Fund must be registered for sale in the investor's state of residence. The amount that may be so reinvested may not exceed the amount of the redemption proceeds, and a written order for the purchase of such shares must be received by the Fund within 90 days after the effective date of the redemption.

If an investor realizes a gain on the redemption, the reinvestment will not affect the amount of any federal capital gains tax payable on the gain. If an investor realizes a loss on the redemption, the reinvestment may cause some or all of the loss to be disallowed as a tax deduction, depending on the number of shares purchased by reinvestment and the period of time that has elapsed after the redemption, although for tax purposes, the amount disallowed is added to the cost of the shares acquired upon the reinvestment.

PURCHASES BY GROUPS. Reductions in sales charges also apply to purchases by individual members of a "qualified group." The reductions are based on the aggregate dollar value of shares purchased by all members of the qualified group and still owned by the group plus the shares currently being purchased. For purposes of this paragraph, a qualified group consists of a "company," as defined in the 1940 Act, which has been in existence for more than six months and which has a primary purpose other than acquiring shares of the Funds at a reduced sales charge, and the "related parties" of such company. For purposes of this paragraph, a "related party" of a company is: (i) any individual or other company who directly or indirectly owns, controls, or has the power to vote five percent or more of the outstanding voting securities of such company; (ii) any other company of which such company directly or indirectly owns, controls, or has the power to vote five percent of more of its outstanding voting securities;
(iii) any other company under common control with such company; (iv) any executive officer, director, or partner of such company or of a related party; and (v) any partnership of which such company is a partner.

SALES AT NET ASSET VALUE. To encourage investment in the Funds, the Funds may sell shares at a purchase price equal to the net asset value of such shares, without a sales charge, to Trustees, officers, and employees of the Trust and the Advisor, and to employees and principals of related organizations and their families, and certain parties related thereto, including clients and related accounts of the Advisor. Clients of investment advisors and financial planners may also purchase shares at net asset value, without a sales charge, if the investment advisor or financial planner has made arrangements to permit them to do so with the Funds or the Distributor. The public offering price of shares of the Funds may also be reduced to net asset value per share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company.

REGULAR ACCOUNT. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Funds, a shareholder account is opened in accordance with the investor's registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction, along with a summary of the status of the account as of the transaction date. As stated in the Prospectus, share certificates are not issued.

AUTOMATIC INVESTMENT PLAN. The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Administrator will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 15th or last business day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

REDEMPTIONS. A Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit. A Fund may also suspend or postpone the recording of the transfer of shares upon the occurrence of any of the foregoing conditions. Any redemption may be more or less than the shareholder's cost depending on the market value of the securities held by the Fund. No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds.

INVOLUNTARY REDEMPTIONS. In addition to the situations described in the Prospectus under "Redeeming Shares," each of the Funds may redeem shares involuntarily to reimburse the particular Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time, or to close a shareholder's account if a Fund is unable to verify the shareholder's identity. Such redemptions will not be subject to an otherwise applicable contingent deferred sales charge.

SYSTEMATIC WITHDRAWAL PLAN. Shareholders owning shares in a Fund valued at more than $1,000 may establish a systematic withdrawal plan ("Systematic Withdrawal Plan"). A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Fund to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September, and December) in order to make the payments requested. The Funds have the capability of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder's personal bank account ($5,000 minimum per bank wire). If the shareholder prefers to receive his/her systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within seven days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see "Redeeming Shares - Signature Guarantees" in the Prospectus). A corporation (or partnership) must also submit a "Corporate Resolution" (or "Certification of Partnership") indicating the names, titles, and required number of signatures authorized to act on its behalf. The application must be signed by a duly authorized officer(s) and the corporate seal affixed. Costs in conjunction with the administration of the plan are borne by the Fund. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The Systematic Withdrawal Plan may be terminated at any time by a Fund upon 60 days' written notice or by a shareholder upon written notice to the Fund. Applications and further details may be obtained by calling the Fund at 1-866-383-7636 or by writing to:

                                  STADION FUNDS
                         c/o Ultimus Fund Solutions, LLC
                                 P.O. Box 46707
                           Cincinnati, Ohio 45246-0707

DISTRIBUTION PLANS. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (each a "Plan" and collectively, the "Plans"). See the section entitled "Management of the Fund - Distributor and Distribution of Shares" in the Prospectus. As required by Rule 12b-1, the Plans were approved by the Board and separately by a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Plans. The Plans provide that the Trust's Distributor or Treasurer shall provide to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes of such expenditures. The Board will take into account the expenditures for purposes of reviewing operations under the Plans and in connection with their annual consideration of renewal of the Plans.

Potential benefits of the Plans to the Funds include improved shareholder services, savings to the Funds in transfer agent fees as a percentage of assets (once a particular Fund(s) has/have a sufficient number of accounts to exceed the minimum monthly transfer agent fees), savings to the Funds in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plans must be considered by the Board annually.

Under the Plans, each Fund may annually expend up to 0.25% of its average daily net assets to pay for any activity primarily intended to result in the sale of those shares and the servicing of shareholder accounts, provided that the Board has approved the category of expenses for which payment is being made. Such expenditures paid as service fees to any person who sells shares may not exceed 0.25% per annum of the Funds' average daily net assets. Expenditures under the Plans may include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Funds; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Funds, including the performance of the Funds; (d) training sales personnel regarding the Funds; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares. The Funds do not participate in any joint distribution activities with other investment companies. By reason of his controlling interest in the Advisor, Timothy A. Chapman may be deemed to have a financial interest in the operation of the Plans.

During the fiscal year ended May 31, 2008, the Managed Fund incurred distribution and service fees under the Plans in the amounts of $149,308 with respect to its Class A shares and $64,317 with respect to its Investor Class shares (which were converted to Class A shares as of October 1, 2007). During the fiscal year ended May 31, 2008, the Core Advantage Fund incurred distribution and service fees under the Plans in the amounts of $59,133 with respect to its Class A shares and $28,020 with respect to its Investor Class shares (which were converted to Class A shares as of October 1, 2007). These amounts were primarily paid as compensation to broker-dealers for the sale of shares of the applicable class, with a portion also being paid for various marketing expenses.

                          SPECIAL SHAREHOLDER SERVICES

The Funds offers the following special shareholder services:

TRANSFER OF REGISTRATION. To transfer shares to another owner, send a written request to the Funds at the address shown above. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (iv) Medallion signature guarantees (See the heading "Redeeming Shares - Signature Guarantees" in the Prospectus); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

EMPLOYEES AND AFFILIATES OF THE FUND. The Funds have adopted initial investment minimums for the purpose of reducing the cost to the Funds (and consequently to the shareholders) of communicating with and servicing its shareholders. In keeping with this purpose, the Funds may accept accounts with less than the minimum investment from Trustees, officers, and employees of the Fund and the Advisor and certain parties related thereto, including clients of the Advisor or any sponsor, officer, committee member thereof, or the immediate family of any of them. In addition, accounts having the same mailing address may be aggregated for purposes of the minimum investment if they consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy), and other Fund literature.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies that govern the disclosure of portfolio holdings. These policies are intended to ensure that such disclosure is in the best interests of the shareholders of the Funds and to address possible conflicts of interest. Under the Trust's policies, the Trust and the Advisor generally will not disclose the Funds' portfolio holdings to a third party unless such information is made available to the public. The policies provide that the Trust and the Advisor may disclose non-public portfolio holdings information as required by law and under other limited circumstances that are set forth in more detail below.

The Funds will make available to the public a complete schedule of the Funds' portfolio holdings, as reported on a fiscal quarter basis. This information is generally available within 60 days of the Fund's fiscal quarter end and will remain available until the next fiscal quarter's portfolio holdings report becomes available. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-866-383-7636. The Funds will also file these quarterly portfolio holdings reports with the SEC on Form N-CSR or Form N-Q, as applicable. The Funds' Form N-CSR and Form N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. The first and third quarter portfolio holdings reports will be filed with the SEC on Form N-Q and the second and fourth fiscal quarter portfolio holdings reports will be included with the semi-annual and annual financial statements, respectively, which are sent to shareholders and filed with the SEC on Form N-CSR.

The Funds and/or the Advisor may, from time to time make additional portfolio holdings information available to the public on their website at http://www.stadionfunds.com. Lists of the Funds' largest holdings are generally posted to the website within five to thirty days of the end of the calendar quarter or month and such information will remain available until new information for the next calendar quarter or month is posted. The Funds may also send a portion or all of this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts or rating and/or trading entities until such information is at least 30 days old or until one day after the information has been posted to the Funds' website.

The officers of the Funds and/or the Advisor may share non-public portfolio holdings information with the Funds' service providers that require such information for legitimate business and Fund oversight purposes, such as the Funds' fund accountant and administrator, transfer agent, distributor, custodian, independent registered public accounting firm, and legal counsel as identified in the Funds' Prospectus and SAI, ADP Investor Communication Services, Inc. (a proxy voting recordkeeping service providing assistance to the Advisor in voting proxies for the Funds), and Chirp Typesetting and Design, FilePoint Edgar Services and Financial Graphic Services, Inc. (financial edgarizing, typesetting and printing firms) The Funds and/or Advisor may also provide non-public portfolio holdings information to appropriate regulatory agencies as required by applicable laws and regulations. The Funds' service providers receiving such non-public information are subject to confidentiality obligations requiring such service providers to keep non-public portfolio holdings information confidential. Certain of the service providers have codes of ethics that prohibit trading based on, among other things, non-public portfolio holdings information.

The Funds and/or the Advisor may, from time to time, provide additional portfolio holdings information in the form of quarterly or monthly management letters; provided, however, the Funds and/or Advisor will not send such quarterly or monthly management letters to shareholders until such information is either filed with the SEC or publicly disclose on the Funds' website. In addition, non-public portfolio holdings information and other information regarding the investment activities of the Funds may also be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Funds. Currently, the Funds are providing non-public portfolio holdings information to three different rating or ranking organizations. Each disclosure arrangement has been authorized by the Funds and/or the Adviser in accordance with the Funds' disclosure of portfolio holdings policy upon a determination that this disclosure serves a legitimate business purpose of the Funds. Below is a table listing the groups that are currently receiving non-public portfolio holdings information along with the types of information received, conditions or restrictions on use, timing of disclosure and any compensation received for providing portfolio information.

--------------------------------------------------------------------------------------------------------------------------
                                                                                                  RECEIPT OF COMPENSATION
                                                                      TIMING OF RELEASE          OR OTHER CONSIDERATION BY
           NAME OF                                                    AND CONDITIONS OR                 THE FUND OR
   RATING OR RANKING GROUP          INFORMATION PROVIDED             RESTRICTIONS ON USE             AFFILIATED PARTY
--------------------------------------------------------------------------------------------------------------------------
Morningstar, Inc.               CUSIP, description,           Provided monthly, with a 30-day              None
                                shares/par, market value      lag. No formal conditions or
                                                              restrictions.
--------------------------------------------------------------------------------------------------------------------------
Lipper                          CUSIP, description,           Provided monthly, with a 30-day              None
                                shares/par, market value      lag.  No formal conditions or
                                                              restrictions.   Lipper indicates
                                                              that it will not trade based on
                                                              the Fund's portfolio
                                                              information, and it prohibits
                                                              its employees from any such
                                                              trading.
--------------------------------------------------------------------------------------------------------------------------
Bloomberg L.P.                  CUSIP, description,           Provided monthly, with a 30-day              None
                                shares/par, market value      lag.  No formal conditions or
                                                              restrictions.  Bloomberg
                                                              indicates that it requires all
                                                              employees to sign
                                                              confidentiality agreements
                                                              acknowledging all information
                                                              received during their employment
                                                              must be used for legitimate
                                                              business purposes only.
--------------------------------------------------------------------------------------------------------------------------

The Funds currently do not provide non-public portfolio holdings information to any other third parties. In the future, the Funds may elect to disclose such information to other third parties if the appropriate officers of the Trust determine that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. The Advisor, through its officers, is responsible for determining which other third parties have a legitimate business purpose for receiving the Funds' portfolio holdings information.

The Funds' policies regarding disclosure of portfolio holdings are subject to the continuing oversight and direction of the Board. The Advisor and Ultimus are required to report to the Board any known disclosure of the Funds' portfolio holdings to unauthorized third parties. The Funds have not entered (and do not currently intend to enter) into any arrangement providing for the receipt of compensation or other consideration in exchange for the disclosure of non-public portfolio holdings information, other than the benefits that result to the Funds and their shareholders from providing such information, which include the publication of Fund ratings and rankings.

                                 NET ASSET VALUE

The net asset value per share of each Fund is normally determined as of the time regular trading closes on the NYSE (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier). Each Fund's net asset value per share is not calculated on business holidays or weekends when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of the Funds will not be calculated.

In computing the net asset value for a Fund, all Fund-specific liabilities incurred or accrued are deducted from the net assets of that Fund. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Board. Values are determined according to accepted accounting practices and all laws and regulations that apply. Using methods approved by the Board, the assets of the Funds are generally valued as follows:

o Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded by the Funds.

o Securities that are listed on an exchange and which are not traded on the valuation date are valued at the closing bid price.

o Securities that are quoted by NASDAQ are valued at the NASDAQ Official Closing Price.

o Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

o Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximate market value.

o Options are valued as follows: (1) exchange-listed options are valued at the last quoted sales price at the time of valuation. For purposes of determining the primary exchange the following applies: (i) if the option is traded on the Chicago Board Options Exchange ("CBOE"), the CBOE is considered the primary exchange unless the Adviser identifies a different primary exchange for the option and (ii) if the option does not trade on the CBOE, the Advisor identifies the primary exchange for the option; (2) unlisted options for which market quotations are readily available are valued at the last quoted sales price at the time of valuation; (3) if an option is not traded on the valuation date, the option is priced at the mean of the last quoted bid and ask price at the time of valuation; and
      (4) an option may be valued at fair value when (i) the option does not trade on the valuation date and (ii) reliable last quoted bid and ask prices are not available.

o Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board. Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Board as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Funds are conclusive.

In valuing the Funds' assets, portfolio securities are generally valued at their market value. Instruments with maturities of 60 days or less are valued at amortized costs, which approximates market value. Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds' normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Board.

                           ADDITIONAL TAX INFORMATION

The  following  summarizes  certain  additional  tax  considerations   generally
affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders. The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof, and which may be changed by legislative, judicial, or administrative action. Investors are advised to consult their tax advisors with specific reference to their own tax situations.

Each Fund, and any future series of the Trust, is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the "Code"), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code. In order to so qualify, a Fund must elect to be a regulated investment company or have made such an election for a previous year and must satisfy certain requirements relating to the amount of distributions and source of its income for a taxable year. At least 90% of the gross income of a Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the series' business of investing in such stock, securities or currencies. Any income derived by a Fund from a partnership or trust is treated as derived with respect to the Fund's business of investing in stock, securities or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the series in the same manner as by the partnership or trust.

A Fund will not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year. In general, at least 50% of the value of a Fund's total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the Fund nor more than 10% of the outstanding voting securities of such issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer. The Funds intend to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002. These qualifying corporate dividends are taxable at long-term capital gains tax rates. All or a portion of the dividends paid by the Funds may be taxable at the reduced long-term capital gains tax rate for individual shareholders. If a Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by a Fund to corporate shareholders will be taxed at corporate income tax rates. Corporate shareholders may be entitled to a dividends received deduction ("DRD") for a portion of the dividends paid and designated by a Fund as qualifying for the DRD.

If a Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether the dividend was received in cash or reinvested in additional shares. All taxable dividends paid by the Funds other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent the Funds engage in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Shareholders who hold Fund shares in a tax-deferred account, such as a retirement plan, generally will not have to pay tax on Fund distributions until they receive distributions from their account.

Each Fund will designate: (i) any dividend of qualified dividend income as qualified dividend income; (ii) any tax-exempt dividend as an exempt-interest dividend; (iii) any distribution of long-term capital gains as a capital gains dividend; and (iv) any dividend eligible for the corporate dividends received deduction as such in a written notice provided to shareholders after the close of the Funds' taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as a long-term capital loss to the extent of the capital gains dividends received with respect to the shares.

If a Fund declares a dividend in October, November, or December, but pays it in January, it will be taxable to shareholders as if the dividend was received in the year it was declared. Every year, each shareholder will receive a statement detailing the tax status of any Fund distributions for that year.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gains net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gains net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of a Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

In general, a shareholder who sells or redeems shares will realize a capital gain or loss, which will be long-term or short-term depending upon the shareholder's holding period of Fund shares. An exchange of shares is generally treated as a sale and any gain may be subject to tax.

A Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital losses remaining are lost as a deduction. The Managed Fund and the Core Advantage Fund had net realized capital losses of $1,024,827 and $519,867, respectively, during the period November 1, 2007 through May 31, 2008, which are treated for federal income tax purposes as arising during each Fund's tax year ending May 31, 2009. These "post-October" losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

The Funds will be required in certain cases to withhold and remit to the U.S. Treasury a percentage (presently 28%) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so, or that they are "exempt recipients."

Depending upon the extent of the Funds' activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Funds may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of the Funds and their shareholders under such laws may differ from their treatment under federal income tax laws.

In general, the Funds accept only U.S. shareholders. However, dividends paid by the Funds to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN, or other applicable form, with the Funds certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI, or other applicable form, with the Funds certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder). The Funds may elect not to withhold the applicable withholding tax on any distribution representing a capital gains dividend to a non-U.S. shareholder.

The Funds will send shareholders information each year on the tax status of dividends and distributions. A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation. Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder's cost and thus, in effect, result in a return of a part of the shareholder's investment.

                      ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of each Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders. The "average annual total return" of a Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges. Performance figures will be given for the most recent one, five, or ten year periods or for the life of the Fund if it has not been in existence for any such periods. When considering "average annual total return" figures for periods longer than one year, it is important to note that the Fund's annual total return for any given year might have been greater or less than its average for the entire period. "Cumulative total return" represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated. Quotations of average annual total return for the Funds will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable). These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ERV

Where P = a hypothetical initial payment of $1,000
      T = average annual total return
      n = number of years
      ERV = ending redeemable value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                 P(1+T)^n = ATV
                                               D

Where P = a hypothetical initial payment of $1,000
      T = average annual total return (after taxes on distributions) n = number of years
      ATV  = ending  redeemable  value  of a  hypothetical  initial  payment  of
         D $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of Fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

                                P(1+T)^n = ATV
                                              DR

Where P = a hypothetical initial payment of $1,000
      T = average  annual  total  return  (after  taxes  on  distributions   and
          redemptions)
      n = number of years
      ATV   = ending  redeemable  value of a  hypothetical  initial  payment  of
         DR   $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and cumulative total return assume an initial $1,000 investment and reinvestment of all dividends and capital gains distributions on the reinvestment dates during the period. The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. These performance quotations should not be considered as representative of a Fund's future performance.

The Funds' performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance. In particular, the Funds may compare their performance to the S&P 500 Index, which is generally considered to be representative of the performance of unmanaged common stocks that are publicly traded in the U.S. securities markets; with the Barclays Capital Aggregate Bond Index, which is generally considered to be representative of the performance of an unmanaged group of bond securities that are publicly traded in the U.S. securities markets; and/or a blend of those two indices. The Funds may also measure their performance against one or more appropriate Lipper indexes which rank the performance of mutual funds that have similar portfolio holdings and investment objectives. Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals. The Funds may also occasionally cite statistics to reflect their volatility and risk. The Funds may also compare their performance to other published reports of the performance of unmanaged portfolios of companies. The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment. The Funds may also compare their performance to other reports of the performance of managed accounts of the Advisor. Of course, there can be no assurance the Funds will experience the same results. Performance comparisons may be useful to investors who wish to compare the Funds' past performance to that of other mutual funds and investment products. Of course, past performance is not a guarantee of future results.

The Funds' performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily. Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time, the Funds may advertise their performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications. These may include the following:

      o LIPPER ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

      o MORNINGSTAR, INC., an independent rating service, rates mutual funds of all types according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for one month.

Investors may use such indices in addition to the Funds' Prospectus to obtain a more complete view of the Funds' performance before investing. Of course, when comparing a Fund's performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons. When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price. Advertisements and other sales literature for the Funds may quote total returns that are calculated on non-standardized base periods. The total returns represent the historic change in the value of an investment in the Fund, assuming reinvestment of dividends, over a specified period of time.

From time to time, the Funds may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation. A Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as S&P and Moody's). The Funds may also depict the historical performance of the securities in which the Funds may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators. The Funds may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children's education, or other future needs.

                              FINANCIAL STATEMENTS

The Funds' audited financial statements for the fiscal year ended May 31, 2008, appearing in the Annual Report to shareholders, and the Funds' unaudited semiannual financial statements for the six months ended November 30, 2008, appearing in the Semiannual Report to shareholders, are incorporated by reference and made a part of this SAI.

                       APPENDIX A - DESCRIPTION OF RATINGS

The Funds may acquire from time to time certain securities that meet the following minimum rating criteria ("Investment-Grade Debt Securities") (or if not rated, of equivalent quality as determined by the Advisor). The various ratings used by the nationally recognized statistical rating organizations (each an "NRSO") are described below.

A rating by an NRSO represents the organization's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Advisor believes that the quality of Investment-Grade Debt Securities in which the Funds may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one NRSO, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the NRSO from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR'S(R). The following summarizes the highest four ratings used by Standard & Poor's Ratings Service ("S&P"), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the
Advisor:

      AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

      AA - Debt rated AA differs from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

      A - Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

      BBB - Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC, and C are not considered by the Advisor to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

SHORT-TERM RATINGS

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY'S INVESTORS SERVICE, INC. The following summarizes the highest four ratings used by Moody's Investors Service, Inc. ("Moody's") for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisor:

      Aaa - Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

      Aa - Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

      A - Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

      Baa - Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations that are rated Ba, B, Caa, Ca, or C by Moody's are not considered "Investment-Grade Debt Securities" by the Advisor. Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM RATINGS

Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

      P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

      P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

      P-3  -  Issuers  (or  supporting   institutions)  rated  Prime-3  have  an
      acceptable ability to repay short-term obligations.

      NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note:  Canadian issuers rated P-1 or P-2 have their short-term  ratings enhanced
by  the  senior-most   long-term  rating  of  the  issuer,  its  guarantor,   or
support-provider.

US MUNICIPAL SHORT-TERM DEBT AND DEMAND OBLIGATION RATINGS

SHORT-TERM DEBT RATINGS. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels
- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

      MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

      MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

      MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

      SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

      VMIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 2 - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      VMIG 3 - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

      SG - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch Ratings, Ltd. ("Fitch"):

      AAA - Highest credit quality. The rating AAA denotes that the lowest expectation of credit risk. It is assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

      AA - Very high credit quality. The rating AA denotes a very low expectation of credit risk. It indicates very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

      A - High credit quality. The rating A denotes a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

      BBB - Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisor to be investment-grade securities. Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing. BB is considered speculative and B is considered highly speculative. Securities rated CCC, CC, and C are regarded as a high default risk. A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default. Securities rated DDD, DD, and D indicate a default has occurred.

SHORT-TERM RATINGS

      F1 - Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

      F2 - Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

      F3 - Fair credit quality. The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

      B - Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term securities rated B, C and D by Fitch are considered by the Advisor to be below investment-grade securities. Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to long-term ratings "AAA" category or to the categories below "CCC," nor to short-term ratings other than "F1." The suffix "NR" indicates that Fitch does not publicly rate the issuer or issue in question.

                       APPENDIX B - PROXY VOTING POLICIES

The following proxy voting policies are provided:

      (1)   the Trust's Proxy Voting and Disclosure Policy and
      (2)   the  Advisor's  Proxy  Voting and  Disclosure  Policy,  including  a
            detailed   description  of  the  Advisor's   specific  proxy  voting
            guidelines.

                            STADION INVESTMENT TRUST

                       PROXY VOTING AND DISCLOSURE POLICY

I.    INTRODUCTION

      Effective April 14, 2003, the Securities and Exchange Commission ("SEC") adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 ("Investment Company Act") to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the "IC Amendments").

      The IC  Amendments  require  that each  series  of  shares of the  Stadion
      Investment Trust ("Trust") listed on Exhibit A, attached hereto, (individually a "Fund" and collectively "Funds"), disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

      This Proxy Voting and Disclosure Policy ("Policy") is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund's proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.


II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      A.    GENERAL

      The Trust's Board of Trustees ("Board") believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds' shareholders.

      B.    DELEGATION TO FUND'S ADVISOR

      The Board believes that Stadion Money Management, Inc. ("Advisor"), as the Funds' investment advisor, is in the best position to make individual voting decisions for each Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Advisor is hereby delegated the following duties:

            (1)   to make the proxy voting decisions for each Fund; and

            (2) to assist each Fund in disclosing the Fund's proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote:
                  (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder;
                  (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

      The Board, including a majority of the independent trustees of the Board, shall approve the Advisor's Proxy Voting and Disclosure Policy ("Advisor's Voting Policy") as it relates to each Fund. The Board shall also approve any material changes to the Advisor's Voting Policy no later than four (4) months after adoption by the Advisor.

      C.    CONFLICTS

      In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund's shareholders. For purposes of this Policy a vote shall be considered in the best interest of the Fund's shareholder
      (i) when a vote is cast consistent with a specific voting policy as set forth in the Advisor's Voting

      Policy,  provided such specific voting policy was approved by the Board or
      (ii) when a vote is cast consistent with the decision of the Trust's Proxy Voting Committee (as defined below). In addition, provided the Advisor is not affiliated with a Fund's principal underwriter or an affiliated person of the principal underwriter and neither the Fund's principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund's shareholders and the Fund's principal underwriter or affiliated person of the principal underwriter.

III.  FUND DISCLOSURE

      A. DISCLOSURE OF FUND POLICIES AND PROCEDURES WITH RESPECT TO VOTING PROXIES RELATING TO PORTFOLIO SECURITIES

      Beginning with a Fund's annual update to its Statement of Additional Information ("SAI") on Form N-1A after July 1, 2003, the Fund disclosed this Policy, or a description of the policies and procedures of this Policy, to its shareholders. Each Fund will notify its shareholders in the SAI and the Fund's shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund's website, if applicable, and by reviewing filings available on the SEC's website at http://www.sec.gov. The Fund will send this description of the Fund's Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

      B.    DISCLOSURE OF THE FUND'S COMPLETE PROXY VOTING RECORD

      In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund's complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

      Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

      (1)   The name of the issuer of the portfolio security;
      (2) The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
      (3) The Council on Uniform Security Identification Procedures ("CUSIP") number for the portfolio security (if available through reasonably practicable means);
      (4)   The shareholder meeting date;
      (5)   A brief identification of the matter voted on;
      (6) Whether the matter was proposed by the issuer or by a security holder;
      (7)   Whether the Fund cast its vote on the matter;
      (8) How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
      (9)   Whether the Fund cast its vote for or against management.

      Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund's website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund's most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

      Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund's website at a specified Internet address; and (2) on the SEC's website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund's most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.   RECORDKEEPING

      The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;
      (ii)  Proxy Statements received regarding each Fund's securities;
      (iii) Records of votes cast on behalf of each Fund; and
      (iv) A record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

      The foregoing records may be kept as part of the Advisor's records.

      A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.    PROXY VOTING COMMITTEE

      A.    GENERAL

      The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund's shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or an affiliated person of the Fund, its investment advisor or principal underwriter, on the other hand.

      B.    POWERS AND METHODS OF OPERATION

      The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust's records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.   OTHER

      This Policy may be amended, from time to time, as determined by the Board.


Amended and restated this 5th day of June 2009.

                                    EXHIBIT A
                             (UPDATED JUNE 5, 2009)


Series of the STADION Investment Trust

1. Stadion Managed Portfolio (formerly known as the PMFM ETF Portfolio Trust and the PMFM Managed Portfolio Trust)

2. Stadion Core Advantage Portfolio Trust (formerly know as the PMFM Core Advantage Portfolio Trust)

                         STADION MONEY MANAGEMENT, INC.

                       PROXY VOTING AND DISCLOSURE POLICY

I.    INTRODUCTION

      Effective March 10, 2003, the U.S. Securities and Exchange Commission (the "SEC") adopted rule and form amendments under the Investment Advisers Act of 1940 (the "Advisers Act") that address an investment adviser's fiduciary obligation to its clients when the Advisor has the authority to vote their proxies (collectively, the rule and form amendments are referred to herein as the "Advisers Act Amendments").

      The Advisers Act Amendments require that Stadion Money Management, Inc. ("Stadion") adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how Stadion has actually voted their proxies.

      This Proxy Voting and Disclosure Policy (the "Policy") is designed to ensure that Stadion complies with the requirements of the Advisers Act Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that proxy voting is managed in an effort to act in the best interests of clients or, with respect to the Fund, its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.   SPECIFIC PROXY VOTING POLICIES AND PROCEDURES

      In general, Stadion does not vote proxies for clients. However, Stadion has one client, the Stadion Investment Trust (the "Fund") for which Stadion will vote proxies. In voting proxies for the Fund (or any other client for whom Stadion determines to vote proxies in the future), Stadion is committed to voting proxies in the manner that serves the best interests of the client (e.g., the Fund and its shareholders).

      The following details Stadion's philosophy and practice regarding the voting of proxies.

      A.    GENERAL

            Stadion believes that each proxy proposal should be individually reviewed to determine whether the proposal is in the best interests of its clients. As a result, similar proposals for different companies may receive different votes because of different corporate circumstances.

      B.    PROCEDURES

            To implement Stadion's proxy voting policies, Stadion has developed the following procedures for voting proxies.

            1. Upon receipt of a corporate proxy by Stadion, the special or annual report and the proxy are submitted to Stadion's proxy voting manager (the "Proxy Manager"), currently Joe Ezernack.

            2. The Proxy Manager shall be responsible for reviewing the special or annual report, proxy proposals, and proxy proposal summaries. The reviewer shall take into consideration what vote is in the best interests of clients and the provisions of Stadion's Voting Guidelines in Section C below. The Proxy Manager will then vote the proxies.

            3. The Proxy Manager shall be responsible for maintaining copies of each annual report, proposal, proposal summary, actual vote, and any other information required to be maintained for a proxy vote under Rule 204-2 of the Advisers Act (see discussion in Section V below) or (for the Fund) under Rule 30b1-4 of the Investment Company Act. With respect to proxy votes on topics deemed, in the opinion of the Proxy Manager, to be controversial or particularly sensitive, the Proxy Manager will provide a written explanation for the proxy vote which will be maintained with the record of the actual vote in Stadion's files.

      C.    ABSENCE OF PROXY MANAGER

            In the event that the Proxy Manager is unavailable to vote a proxy, then the President shall perform the Proxy Manager's duties with respect to such proxy in accordance with the policies and procedures detailed above.

III.  VOTING GUIDELINES

      While Stadion's policy is to review each proxy proposal on its individual merits, Stadion has adopted guidelines for certain types of matters to assist the Proxy Manager in the review and voting of proxies. These guidelines are set forth below:

      A. INVESTMENT COMPANY MATTERS. In general, Stadion invests the accounts of the Fund and other clients in exchange-traded funds, mutual funds, or other investment companies (collectively, "investment companies"). When called upon to vote investment company proxies, Stadion will follow the following guidelines:

            1.    ELECTION OF DIRECTORS AND SIMILAR MATTERS

                  In an uncontested election, Stadion will generally vote in favor of management's proposed directors/trustees. In a contested election, Stadion will evaluate proposed directors/trustees on a case-by-case basis. With respect to proposals regarding the structure of a company's Board of Directors or Trustees, Stadion will review any contested proposal on its merits, but expects to generally SUPPORT proposals recommended and approved by the investment company's independent directors or trustees.

            2.    AUDIT COMMITTEE APPROVALS

                  Stadion generally supports proposals that help ensure that a company's auditors are independent and capable of delivering a fair and accurate opinion of a company's finances.

                  Notwithstanding the foregoing, Stadion expects to generally SUPPORT the ratification of the selection of auditors recommended and approved by the investment company's independent directors or trustees.

            3.    APPROVAL OF ADVISORY CONTRACTS

                  Stadion will seek to evaluate advisory contracts on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the agreement in light of the services to be provided, the financial terms, the historical performance of the investment adviser and management's discussion of the terms of the contract.

                  Notwithstanding the foregoing, Stadion expects to generally SUPPORT advisory contracts recommended and approved by an investment company's independent directors or trustees.

            4.    RULE 12B-1 PLANS

                  Stadion will seek to evaluate proposed 12b-1 Plans on their own merits on a case-by-case basis by reviewing, among other things, the fairness of the plan in light of management's proposal, Stadion's evaluation of the financial and other terms of the proposal and the potential benefits of the plan to the investment company.

                  Notwithstanding the foregoing, Stadion expects to generally SUPPORT 12b-1 Plans recommended and approved by an investment company's independent directors or trustees.

            5.    MERGERS

                  Stadion will seek to evaluate proposed mergers of investment companies on their own merits by evaluating, among other things, the financial terms and short- and long-term economic effects of the proposed merger and its impact on shareholders and management's discussion, and Stadion's review, of the reasons for the merger.

                  Notwithstanding the foregoing, Stadion expects to generally SUPPORT mergers recommended and approved by an investment company's independent directors or trustees.

            6.    VOTING SHARES OWNED BY THE FUND

                  Notwithstanding any of the foregoing guidelines in Sections 1-5 above, the Fund is required by Section 12(d)(1)(F) of the Investment Company Act of 1940 to vote proxies with respect to any investment company security held by it "in the same
                  proportion   as  the  vote  of  all  other   holders  of  such
                  securities." Accordingly, Stadion will vote such proxies on behalf of the Fund in accordance with the requirements of
                  Section 12(d)(1)(F).

      B.    OPERATING COMPANY MATTERS

            Because of the investment strategy Stadion uses for its clients, including the Fund, it is unlikely that such clients will frequently hold operating company stocks. However, if Stadion is called upon to vote operating company proxies for clients, Stadion will follow the following guidelines:

            1.    CORPORATE GOVERNANCE

                  Stadion will consider proposals involving corporate governance on a case-by-case basis, considering whether proposals tend to strengthen the independence of directors, the independence of auditors or the rights of shareholders.

                  Notwithstanding the foregoing, Stadion expects to generally SUPPORT proposals to:

                  o     In    uncontested    directors'    elections,    approve
                        management's proposed directors; and
                  o Ratify management's recommendation and selection of auditors.

            2.    SHAREHOLDER RIGHTS

                  Stadion may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis, seeking to support proposals to maintain or increase shareholder rights.

                  Notwithstanding the foregoing, Stadion expects to generally SUPPORT proposals to:

                  o Adopt confidential voting and independent tabulation of voting results; and
                  o     Require shareholder approval of poison pills;

                  And expects to generally VOTE AGAINST proposals to:

                  o     Adopt super-majority voting requirements; and
                  o Restrict the rights of shareholders to call special meetings, amend the bylaws or act by written consent.

            3. ANTI-TAKEOVER MEASURES, CORPORATE RESTRUCTURINGS AND SIMILAR MATTERS

                  Stadion will review proposals to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term economic and financial effects of the proposal on the company.

                  Notwithstanding the foregoing, Stadion expects to generally SUPPORT proposals to:

                  o Adopt fair price requirements (i.e., requirements that all shareholders be paid the same price in a tender offer or takeover context), unless the Proxy Manager deems them sufficiently limited in scope; and
                  o     Require shareholder approval of "poison pills."

                  And expects to generally VOTE AGAINST proposals to:

                  o     Adopt classified boards of directors;
                  o Reincorporate a company where the primary purpose appears to the Proxy Manager to be the creation of takeover defenses; and
                  o Require a company to consider the non-financial effects of mergers or acquisitions.

            4.    COMPENSATION

                  In voting on proposals with respect to compensation, Stadion will generally support proposals it believes will fairly compensate executives. Stadion will evaluate proposed stock option plans and issuances on a case-by-case basis, considering the potential dilutive effect on shareholders' shares, the potential short and long-term economic effects on the company and shareholders and the terms of the proposed options.

                  Notwithstanding the foregoing, Stadion expects to generally SUPPORT proposals to:

                  o     Disclose compensation policies;
                  o Adopt compensation packages or policies that generally link executive compensation to performance;
                  o     Require shareholders approval of golden parachutes;
                  o Adopt golden parachutes that do not exceed [3] times the base compensation of the applicable executives;
                  o Adopt executive stock option plans and stock option plans for outside directors, provided that total potential dilution (including all equity based plans) is less than 10% of shares outstanding; and
                  o Adopt employee stock purchase plans, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

                  And expects to generally VOTE AGAINST proposals to:

                  o Adopt stock option plans with any of the following structural features:
                  o Ability to issue options with an exercise price below the stock's current market price;
                  o     Ability to issue reload options; or
                  o     Automatic share replenishment ("evergreen") feature.

            5.    CORPORATE RESPONSIBILITY AND SOCIAL ISSUES

                  Stadion generally believes that ordinary business matters (including, without limitation, positions on corporate responsibility and social issues) are primarily the responsibility of a company's management that should be addressed solely by the company's management. Accordingly, Stadion will generally abstain from voting on proposals involving corporate responsibility and social issues. Notwithstanding the foregoing, Stadion may vote against corporate responsibility and social issue proposals that Stadion believes will have substantial adverse economic or other effects on a company, and Stadion may vote for corporate responsibility and social issue proposals that Stadion believes will have substantial positive economic or other effects on a company.

IV.   CONFLICTS

      In cases where Stadion is aware of a conflict between the interests of a client and the interests of Stadion or an affiliated person of Stadion (e.g., a portfolio company is a client or an affiliate of a client of Stadion), Stadion will notify the client of such conflict and will vote the client's shares in accordance with the client's instructions. In the event that Stadion does not receive instructions from the client within three business days of the notice, Stadion may abstain from voting or vote the proxy in what it believes (in its sole discretion) is the client's best interests.

V.    STADION DISCLOSURE OF HOW TO OBTAIN VOTING INFORMATION

      On or before August 6, 2003, Rule 206(4)-6 requires Stadion to disclose in response to any client request how the client can obtain information from Stadion on how its securities were voted. Stadion will disclose in Part II of its Form ADV that clients can obtain information on how their proxies were voted by making a written request to Stadion. Upon receiving a written request from a client, Stadion will provide the information requested by the client within a reasonable amount of time.

      Rule 206(4)-6 also requires Stadion to describe its proxy voting policies and procedures to clients, and upon request, to provide clients with a copy of those policies and procedures. Stadion will provide such a description in Part II of its Form ADV. Upon receiving a written request from a client, Stadion will provide a copy of this policy within a reasonable amount of time.

      If approved by the client, this policy and any requested records may be provided electronically.

VI.   RECORD-KEEPING

      Stadion shall keep the following records for a period of at least five years, the first two in an easily accessible place:

      (i)   A copy of this Policy;
      (ii)  Proxy Statements received regarding client securities;
      (iii) Records of votes cast on behalf of clients;
      (iv) Any documents prepared by Stadion that were material to making a decision how to vote, or that memorialized the basis for the decision;
      (v)   Records of client requests for proxy voting information, and
      (vi) With respect to the Fund, a record of each shareholder request for proxy voting information and the Fund's response, including the date of the request, the name of the shareholder, and the date of the response.

      Stadion shall maintain a copy of each of the foregoing records that is related to proxy votes on behalf of the Fund by Stadion as part of its records and, upon reasonable written notice, shall deliver such records to the Fund.

      Stadion may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by Stadion that are maintained with a third party such as a proxy voting service, provided that Stadion has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.

VII.  AMENDMENTS

      This policy may be amended at any time by the Stadion, provided that material changes to this policy that affect proxy voting for the Fund shall be ratified by the Fund within four (4) months of adoption by Stadion.


                                       Adopted as of this 1st day of July, 2003;
                                       amended as of the 5th day of June, 2009.

PART C.     OTHER INFORMATION
            -----------------

ITEM 23.    EXHIBITS

     (a) Amended and Restated Agreement and Declaration of Trust ("Trust Instrument") for Stadion Investment Trust ("Registrant") - Filed herewith

     (b)    Amended and  Restated By-Laws for the  Registrant  -  Filed herewith

     (c)    Incorporated by reference to the Trust Instrument and By-Laws

     (d)(1) Investment Advisory Agreement between the Registrant and Stadion Money Management, Inc. (formerly PMFM, Inc.) ("Advisor"), as advisor for the Stadion Managed Portfolio (formerly known as the PMFM Managed Portfolio Trust and the PMFM ETF Portfolio Trust) - Filed herewith

     (d)(2) Investment   Advisory  Agreement  between  the  Registrant  and  the
            Advisor, as advisor for the Stadion Core Advantage Portfolio (formerly the PMFM Core Advantage Portfolio Trust) - Filed herewith

     (e)    Distribution  Agreement  between the  Registrant  and  Ultimus  Fund
            Distributors, LLC ("Distributor"), as distributor for the PMFM Managed Portfolio Trust and the PMFM Core Advantage Portfolio Trust
            - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

     (f)    Not Applicable

     (g) Custody Agreement between the Registrant and U.S. Bank, N.A. - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

     (h)(1) Expense Limitation Agreement between the Registrant and the Advisor for the PMFM Managed Portfolio Trust (formerly known as the PMFM ETF Portfolio Trust) - Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on June 27, 2003

     (h)(2) First Amendment to Expense Limitation Agreement between the Registrant and the Advisor for the PMFM Managed Portfolio Trust (formerly known as the PMFM ETF Portfolio Trust) - Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 4 filed on July 21, 2004

     (h)(3) Expense Limitation Agreement between the Registrant and the Advisor for the PMFM Core Advantage Portfolio Trust - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on June 23, 2005

     (h)(4) Amended and Restated Expense Limitation Agreement between the Registrant and the Advisor for the Stadion Core Advantage Portfolio
            - Filed herewith

     (h)(5) Administration Agreement between the Registrant and Ultimus Fund Solutions, LLC - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

     (h)(6) Fund Accounting Agreement between the Registrant and Ultimus Fund Solutions, LLC - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

     (h)(7) Transfer Agent and Shareholder Services Agreement between the Registrant and Ultimus Fund Solutions, LLC - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

     (i) Opinion and Consent of Kilpatrick Stockton LLP regarding the legality of securities registered with respect to the Registrant - Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on June 27, 2003

     (j) Consent of Briggs, Bunting & Dougherty, LLP, independent registered public accounting firm - Filed herewith.

     (k)    Not applicable

     (l) Initial Subscription Agreement - Incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 filed on June 27, 2003

     (m)(1) Plan of  Distribution  Pursuant  to Rule 12b-1 for the PMFM  Managed
            Portfolio   Trust  -   Incorporated   herein  by  reference  to  the
            Registrant's Post-Effective Amendment No. 10 filed on June 7, 2006

     (m)(2) Distribution  Plan  under  Rule  12b-1 for the PMFM  Core  Advantage
            Portfolio   Trust  -   Incorporated   herein  by  reference  to  the
            Registrant's Post-Effective Amendment No. 10 filed on June 7, 2006

     (n) 18f-3 Multi-Class Plan - Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 13 filed on September 5, 2006

     (o)    Reserved

     (p)(1) Code of Ethics for the Registrant - Incorporated herein by reference to Registrant's Post-Effective Amendment No. 7 filed on June 23, 2005

     (p)(2) Code of Ethics for the Advisor - Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 13 filed on September 5, 2006

     (p)(3) Code of Ethics for the Distributor - Incorporated herein by reference to the Registrant's Post-Effective Amendment No. 16 filed on September 29, 2008

     (Other) Powers  of  Attorney  -   Incorporated   herein  by   reference  to
            Registrant's Post-Effective Amendment No. 15 filed on September 28, 2007

ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 25.    INDEMNIFICATION

      Under  Delaware  statutes,  Section  3817  of the  Treatment  of  Delaware
Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the statutory trust. The Registrant's Trust Instrument contains the following provisions:

      "Article VII. Section 2. INDEMNIFICATION AND LIMITATION OF LIABILITY. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Manager or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee's performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

      Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

      Article VII. Section 3. INDEMNIFICATION.

      (a) Subject to the exceptions and limitations contained in Subsection (b) below:

            (i) every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) ("Covered Person") shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

            (ii) as used herein, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

      (b) No indemnification shall be provided hereunder to a Covered Person:

            (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

            (ii) in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

      (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

      (d) To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

      (e) Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption."

      The Investment Advisory Agreements with the Advisor provide that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services as defined in the Agreement (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the Investment Company Act of 1940) or a loss resulting from willful misfeasance, bad faith, or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, the Agreement. The Investment Advisory Agreements further provide that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Registrant's registration statement under the Investment Company Act of 1940 or the Securities Act of 1933, except for information supplied by the Advisor for inclusion therein, and that the Registrant agrees to indemnify the Advisor to the full extent permitted by the Registrant's Trust Instrument.

      The Distribution Agreement with the Distributor provides that the Registrant will indemnify and hold harmless the Distributor and each person who has been, is, or may hereafter be a director, officer, employee, shareholder or control person of Distributor against any loss, damage or expense (including the reasonable costs of investigation and reasonable attorneys' fees) reasonably incurred by any of them in connection with the matters to which the Agreement relates, except a loss resulting from the failure of the Distributor or any such other person to comply with applicable law or the terms of the Agreement, or from willful misfeasance, bad faith or negligence, including clerical errors and mechanical failures, on the part of any of such persons in the performance of the Distributor's duties or from the reckless disregard by any of such persons of the Distributor's obligations and duties under the Agreement, for all of which exceptions the Distributor shall be liable to the Registrant.

      The Registrant maintains a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant and its Trustees and officers, as well as the Advisor. Coverage under the policy generally includes losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty, with exceptions.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

      The description of the Advisor is found under the caption of "Management of the Funds -Investment Advisor" in the Prospectus and under the caption "Management and Other Service Providers" in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Advisor provides investment advisory services to persons or entities other than the Registrant. The directors and officers of the Advisor have not been engaged as directors, officers, employees, partners, or trustees within the last two fiscal years in any other business ventures of a substantial nature (other than those resulting from their roles as officers and directors of the Advisor).

ITEM 27.    PRINCIPAL UNDERWRITER

      (a)   The  Distributor,   located  at  225  Pictoria  Drive,   Suite  450,
            Cincinnati, Ohio 45246, also acts as the principal underwriter for the following registered investment companies:

            Williamsburg Investment Trust          The GKM Funds
            The RAM Funds                          AlphaMark Investment Trust
            Hussman Investment Trust               Profit Funds Investment Trust
            Veracity Funds                         Oak Value Trust
            The Cutler Trust                       TFS Capital Investment Trust
            The Berwyn Funds                       The Destination Funds
            Schwartz Investment Trust              Piedmont Investment Trust
            Stralem Fund                           CM Advisers Family of Funds
            Gardner Lewis Investment Trust

                                    Position with                 Position with
      (b)   Name                    Distributor                   Registrant
            ----                    -----------                   ----------
            Robert G. Dorsey        President/Managing Director   Assistant Vice President
            Mark J. Seger           Treasurer/Managing Director   Assistant Treasurer
            John F. Splain          Secretary/Managing Director   Assistant Secretary
            Theresa M. Bridge       Vice President                Assistant Treasurer
            Wade R. Bridge          Vice President                None
            Craig J. Hunt           Vice President                None
            Jeffrey Moeller         Vice President                None
            Steven F. Nienhaus      Vice President                None
            Tina H. Bloom           Vice President                Assistant Secretary
            Shanda Gentry           Vice President                Assistant Vice President

            The address of each of the above-named persons is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

      (c)   Inapplicable

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS

      Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at the principal executive offices of its administrator, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or the Advisor, 1061 Cliff Dawson Road, Watkinsville, Georgia 30677. Certain records, including records relating to the possession of the Registrant's securities, may be maintained at the offices of the Registrant's custodian, US Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202.

ITEM 29.    MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

      None

ITEM 30.    UNDERTAKINGS

      None

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933 ("Securities Act"), and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereto duly authorized, in the City of Watkinsville, and State of Georgia on this 5th day of June, 2009.

                                   STADION INVESTMENT TRUST

                                   By: /s/ Judson P. Doherty
                                       -------------------------------------
                                       Judson P. Doherty, President

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


/s/ Judson P. Doherty                                         June 5, 2009
-----------------------------------------------------         ------------------
President/Chief Executive Officer                                  Date

/s/ Timothy A. Chapman                                        June 5, 2009
-----------------------------------------------------         ------------------
Treasurer/Chief Financial Officer                                  Date

                           *                                  June 5, 2009
-----------------------------------------------------         ------------------
Gregory L. Morris, Chairman of the Board of Trustees               Date


                           *                                  June 5, 2009
-----------------------------------------------------         ------------------
James M. Baker, Trustee                                            Date


                           *                                  June 5, 2009
-----------------------------------------------------         ------------------
Norman A. McLean, Trustee                                          Date


* By: /s/ Tina H. Bloom                                       June 5, 2009
     -----------------------------------------------          ------------------
      Tina H. Bloom, Attorney-in-Fact                              Date

                                INDEX TO EXHIBITS
                                -----------------

  Item
--------

23(a)      Amended and Restated Agreement and Declaration of Trust

23(b)      Amended and Restated By-Laws

23(d)(1)   Investment Advisory Agreement - Stadion Managed Portfolio

23(d)(2)   Investment Advisory Agreement - Stadion Core Advantage Portfolio

23(h)(4)   Expense Limitation Agreement - Stadion Core Advantage Portfolio

23(j)      Consent of Independent Registered Public Accounting Firm